PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(“PVC” or the “Registrant”)
Class 1 Shares
Class 2 Shares
Class 3 Shares
Statement of Additional Information
Dated May 1, 2022, as amended and restated September 14, 2022
This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Registrant’s Prospectus. The Prospectus, which may be amended from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Registrant’s Prospectus dated May 1, 2022, for Class Shares 1, 2, and 3, and the Registrant's Prospectus dated September 14, 2022, for U.S. LargeCap Buffer January Account, U.S. LargeCap Buffer April Account, and U.S. LargeCap Buffer October Account.
Incorporation by Reference: The audited financial statements, schedules of investments and auditor’s report included in the Registrant’s Annual Report to Shareholders, for the fiscal year ended December 31, 2021, and the unaudited financial statements and schedules of investments included in the Registrant’s Semi-Annual Report to Shareholders, for the period ended June 30, 2022, are hereby incorporated by reference into and are legally a part of this SAI.
For a free copy of the current Prospectus, Semi-Annual or Annual Report, call 1-800-222-5852 or write:
Principal Variable Contracts Funds, Inc.
P.O. Box 219971
Kansas City, MO 64121-9971
The Prospectus may be viewed at www.principalfunds.com/pvcprospectus.

HISTORY OF THE FUNDS
Principal Variable Contracts Funds, Inc. (“PVC” or the “Registrant”) was organized as Principal Variable Contracts Fund, Inc. on May 27, 1997, as a Maryland corporation. PVC changed its name to Principal Variable Contracts Funds, Inc. effective May 17, 2008.
On January 12, 2007, PVC acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each series of PVC (each, a “Fund” and, together, the “Funds”) are shown in the following table:
Share Class
Account/Portfolio Name	1	2	3
Blue Chip			X
Bond Market Index	X
Core Plus Bond	X
Diversified Balanced	X	X	X
Diversified Balanced Managed Volatility		X	X
Diversified Balanced Volatility Control		X	X
Diversified Growth		X	X
Diversified Growth Managed Volatility		X	X
Diversified Growth Volatility Control		X	X
Diversified Income		X	X
Diversified International	X
Equity Income	X	X	X
Global Emerging Markets (formerly, International Emerging Markets)	X
Government & High Quality Bond	X
LargeCap Growth I	X
LargeCap S&P 500 Index	X	X
LargeCap S&P 500 Managed Volatility Index	X
MidCap	X	X
Principal Capital Appreciation	X	X
Principal LifeTime Strategic Income	X
Principal LifeTime 2010	X
Principal LifeTime 2020	X
Principal LifeTime 2030	X
Principal LifeTime 2040	X
Principal LifeTime 2050	X
Principal LifeTime 2060	X
Real Estate Securities	X	X
SAM (Strategic Asset Management) Balanced	X	X
SAM (Strategic Asset Management) Conservative Balanced	X	X
SAM (Strategic Asset Management) Conservative Growth	X	X
SAM (Strategic Asset Management) Flexible Income	X	X
SAM (Strategic Asset Management) Strategic Growth	X	X
Short-Term Income	X
SmallCap	X	X
U.S. LargeCap Buffer January		X
U.S. LargeCap Buffer April		X
U.S. LargeCap Buffer July		X
U.S. LargeCap Buffer October		X
Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary.
Principal Global Investors, LLC (“PGI” or the “Manager”) may recommend to the Board of Directors (the “Board”), and the Board may elect, to close certain Funds to new investors or close certain Funds to new and existing investors. PGI may make such a recommendation when a Fund approaches a size where additional investments in the Fund have the potential to adversely impact Fund performance and make it increasingly difficult to keep the Fund fully invested in a manner consistent with its investment objective. PGI may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Registrant is a registered, open-end management investment company, commonly called a mutual fund. The Registrant consists of multiple investment portfolios, which are referred to as “Funds.” Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. As described below, each Fund has adopted a fundamental policy regarding diversification, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Fund Policies
The investment objective, principal investment strategies and principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities that those managing the investments of each Fund can select. Additional information is also provided about other strategies that each Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that those managing the Fund’s investments may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from a Fund’s portfolio.
The investment objective of each Fund and, except as described below as “fundamental restrictions,” the investment strategies described in this Statement of Additional Information and the Prospectus are not fundamental and may be changed by the Board without shareholder approval.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund’s Prospectus or Statement of Additional Information.
Fundamental Restrictions
Except as specifically noted, each Fund has adopted the following fundamental restrictions. Each fundamental restriction is a matter of fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The 1940 Act provides that “a vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares or (2) 67% or more of the Fund shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board.
Each Fund:
1)
may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2)
may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
3)
may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
4)
may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)
may not make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6)
has adopted a policy regarding diversification, as follows:
a)
The LargeCap Growth I and Real Estate Securities Accounts have elected to be non-diversified.
b)
The other Funds have elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
8)
has adopted a concentration policy, as follows:
a)
The Real Estate Securities Account will concentrate its investments in a particular industry or group of industries as described in the Prospectus.
b)
The Bond Market Index, LargeCap S&P 500 Index, LargeCap S&P 500 Managed Volatility Index, and U.S. LargeCap Buffer Accounts will not concentrate their investments in a particular industry or group of industries except to the extent that the related Index is also so concentrated.
c)
The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
Non-Fundamental Restrictions
Except as specifically noted, each Fund has also adopted the following non-fundamental restrictions. Non-fundamental restrictions are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund’s present policy to:
1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.
The Principal LifeTime, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, and Diversified Income Accounts and Strategic Asset Management (“SAM”) Portfolios have not adopted this non-fundamental restriction.
2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings.
a)
With respect to the Principal LifeTime, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, and Diversified Income Accounts, U.S. LargeCap Buffer Accounts, and SAM Portfolios, the deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
b)
For all Funds, the deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
3)
Invest in companies for the purpose of exercising control or management.
4)
Invest more than 25% of its assets in foreign securities, however:
a)
the Diversified International and Global Emerging Markets Accounts each may invest up to 100% of its assets in foreign securities;
b)
the Bond Market Index, LargeCap S&P 500 Index, and LargeCap S&P 500 Managed Volatility Index Accounts may invest in foreign securities to the extent that the relevant index is so invested;
c)
the Government & High Quality Bond Account may not invest in foreign securities; and
d)
the Principal LifeTime, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, and Diversified Income Accounts and SAM Portfolios have not adopted this non‑fundamental restriction.
5)
Invest more than 5% of its total assets in real estate limited partnership interests.
The Real Estate Securities, Principal LifeTime, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, and Diversified Income Accounts and SAM Portfolios have not adopted this non-fundamental restriction.
6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the SEC. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.
The Principal LifeTime, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, and Diversified Income Accounts and SAM Portfolios have not adopted this non-fundamental restriction.
Non-Fundamental Policy - Rule 35d-1 under the 1940 Act - Investment Company Names
Except as specifically noted, each Fund has also adopted the non-fundamental policy pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the Prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
For purposes of testing this requirement with respect to:
•
forward foreign currency contracts and other investments that have economic characteristics similar to foreign currency; the value of such contracts and investments may include the Fund’s investments in cash and/or cash equivalents to the extent such cash and/or cash equivalents are maintained with respect to the Fund’s exposure under its forward foreign currency contracts and similar investments.
•
derivatives instruments, each Fund will typically count the mark-to-market value of such derivatives. However, the Fund may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure to investments. For example, with respect to single name equity swaps which are “fully paid” (equity swaps in which cash and/or cash equivalents are posted as collateral for the purpose of covering the full notional value of the swap), each Fund will count the value of such cash and/or cash equivalents.
•
investments in underlying funds (including ETFs), each Fund will count all investments in an underlying fund toward the requirement as long as 80% of the value of such underlying fund’s holdings focus on the particular type of investment suggested by the Fund name.
The Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, Diversified International, Principal Capital Appreciation, and Short-Term Income Accounts, the Principal LifeTime Accounts, and SAM Portfolios have not adopted this non-fundamental policy.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments, Industry Concentration and Loans
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Commodity-Related Investments
Under the 1940 Act, a fund’s registration statement must recite the fund’s policy with regard to investing in commodities. Each fund may invest in commodities to the extent permitted by applicable law and under its fundamental and non-fundamental policies and restrictions. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each of the Funds under Rule 4.5, the Funds are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The CFTC amended Rule 4.5 Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the CEA and rules the CFTC has adopted under it.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International (MSCI)/Standard & Poor’s Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system.
•
Each Fund interprets its policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. To the extent a Fund invests its assets in underlying investment companies, 25% or more of such Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investments in one or more underlying investment companies.
•
For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions.
•
Each Fund views its investments in tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Loans
A Fund may not make loans to other persons except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) pursuant to exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. Generally, this means the Funds are typically permitted to make loans, but must take into account potential issues such as liquidity, valuation, and avoidance of impermissible transactions. Examples of permissible loans include (a) the lending of its portfolio securities, (b) the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) the entry into a repurchase agreement (to the extent such entry is deemed to be a loan), and (d) loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
Other Investment Strategies and Risks
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund’s investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund’s investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of those managing the fund’s investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing the fund’s investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
Each Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which a fund invests, potentially causing the fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that a fund will avoid losses relating to cyber security risks or other information security breaches.
Derivatives
Options on Securities and Securities Indices
Funds may write (sell) and purchase call and put options on securities and on securities indices. Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities that the Fund plans to purchase, or to generate additional revenue.
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Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.
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Over the Counter (“OTC”) Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.
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FLexible EXchange Options (“FLEX Options”). FLEX Options are customized options contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European-style options, which are exercisable only at the expiration date, versus American-style options, which are exercisable any time prior to the expiration date), and expiration dates, while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of the OTC option positions.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.
Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
A Fund usually owns the underlying security covered by any outstanding call option. With respect to an outstanding put option, a Fund deposits and maintains with its custodian or segregates on the Fund’s records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Each Fund engages in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the fund’s investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. A Fund generally purchases or writes only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities until the option expires or is exercised. A Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
Funds may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Funds may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Funds may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Funds may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
Futures Contracts. Funds may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Fund usually liquidates futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Fund’s deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund’s performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, a Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments.

When this kind of hedging is successful, the futures contract increases in value when the Fund’s debt securities decline in value and thereby keeps the Fund’s net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund’s custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund’s successful use of futures contracts is subject to the ability of those managing the fund’s investments to predict correctly the factors affecting the market values of the Fund’s portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. A Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Debt-Linked and Equity-Linked Securities
Each Fund may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
Funds may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Funds may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund’s custodian or on the Fund’s records.

The Funds do not consider a security covered by a spread option to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.
Swap Agreements and Options on Swap Agreements
Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. Funds may also enter into options on swap agreements (“swap options”).
Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
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Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
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Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.
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Index Swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).
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Total Return Swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.
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Commodity Swap Agreements. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
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Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
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Investment Pools. Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
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Contracts for Differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. Funds may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. Funds may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
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Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. Funds may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Funds may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
Obligations under Swap Agreements. The swap agreements a Fund enters into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Risks Associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing the fund’s investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the fund’s investments. Certain restrictions imposed on each Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the fund’s investments based on various factors, including:
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the frequency of trades and quotations,
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the number of dealers and prospective purchasers in the marketplace,
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dealer undertakings to make a market,
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the nature of the security (including any demand or tender features), and
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the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund’s restriction on investments in illiquid securities.
Valuing Swap Agreements. For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund’s exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. Rule 4.5 provides that an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the Funds can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy.
Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.
Fixed-Income Securities
ETNs
Certain funds may invest in, or sell short, exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.
ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear their proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (“IRS”) and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may also be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Funding Agreements
Some Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR, SOFR, or a similar reference rate). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Inflation-Indexed Bonds
Some Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
“Stripped” Securities
Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Structured Notes
Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the analysis of those managing the fund’s investments of the issuer’s creditworthiness and financial prospects, and of their forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Zero-Coupon Securities
Each Fund may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Foreign Currency Transactions
Options on Foreign Currencies
A Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. Each Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
Each Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Those managing the fund’s investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, each Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund’s investments.

A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). VIEs are not formally recognized under Chinese law and are subject to risks, such as the risk that China could cease to allow VIEs, could impose new restrictions on VIEs, or could deem the contractual arrangements of VIEs unenforceable. These risks could limit or eliminate the remedies and rights available to VIEs and their investors, such as a fund. If these risks materialize, the value of a fund’s investments in VIEs could be adversely affected, and a fund could incur significant losses with no available recourse.
Investments in Stock Connect and Bond Connect
Funds may invest in China A shares, which are shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Trading through Stock Connect is subject to numerous restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and adversely affect the Fund’s performance, such as the following:
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China A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules, regulations, and restrictions. Such securities may lose their eligibility, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Market volatility and settlement difficulties in the China A share markets may result in significant fluctuations in the prices and liquidity of the securities traded on such markets. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Fund.
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Stock Connect is generally only available on business days when both the China and Hong Kong markets are open and when banking services are available in both markets on the corresponding settlement days. As a result, a Fund may not be able trade when it would be otherwise attractive to do so, and the Fund may not be able to dispose of its China A shares in a timely manner.
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Investing in China A shares is subject to Stock Connect’s clearance and settlement procedures, which could pose risks to the Fund. Certain requirements must be completed before the market opening, or a Fund cannot sell the shares on that trading day. Stock Connect also imposes quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. Once the daily quota is reached, orders to purchase additional China A shares through Stock Connect will be rejected. Such restrictions could limit a Fund’s ability to sell its China A shares in a timely manner, or to sell them at all.
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If a Fund holds 5% or more of a China A share issuer’s total shares through Stock Connect investments, the Fund must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. All accounts managed by the Funds’ Advisor and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.
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Stock Connect uses an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Fund’s advisor to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker.
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China A shares purchased through Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, and not the Fund’s name as the beneficial owner. Therefore, a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A shares may be limited. While Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership through Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve.
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The Fund’s investments in China A shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. If the depository of the SSE and the SZSE defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process.
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Fees, costs and taxes imposed on foreign investors (such as the Fund) may be higher than comparable fees, costs and taxes imposed on owners of other securities that provide similar investment exposure. Trades using Stock Connect may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. Uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund, and the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
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Because trades of eligible China A shares on Stock Connect must be settled in Renminbi (RMB), the Chinese currency, Funds investing through Stock Connect will be exposed to RMB currency risks. The ability to hedge RMB currency risks may be limited. The RMB is subject to exchange control restrictions, and the Fund could be adversely affected by delays in converting currencies into RMB and vice versa.
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Because Stock Connect is in its early stages, the effect on the market for trading China A shares with the introduction of numerous foreign investors is currently unknown. Stock Connect is relatively new and may be subject to further interpretation and guidance. There can be no assurance as to Stock Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
Funds may also invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China - Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of investors (such as the Fund) in accounts maintained with maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). Investments using Bond Connect are subject to risks similar to those described above with respect to Stock Connect.
Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom (the “UK”), which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
The UK’s departure from the EU (referred to as “Brexit”) continues to cause significant uncertainty and may adversely impact the financial results and operations of various European companies and economies. The effects of Brexit will largely depend on any agreements the UK makes to retain access to EU markets. Brexit may result in legal and tax uncertainty and divergent national laws and regulations as the UK determines which EU laws to replace or replicate. The UK may be less stable than it has been in recent years and investments in the UK may be more volatile. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. Any of these effects of Brexit, and other consequences that are difficult to predict at this time, could adversely affect the value of a fund’s investments.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing markets. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
High Yield Securities
Each Fund may invest a portion of its assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or “junk bonds”) which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing the fund’s investments will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund’s investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless those managing the fund’s investments deem such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Initial Public Offerings (“IPOs”)
An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund’s assets grow, the effect of the fund’s investments in IPOs on the fund’s performance probably will decline, which could reduce the fund’s performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund’s portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Inverse Floating Rate and Other Variable and Floating Rate Instruments
Each Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term “Municipal Obligations” includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.

AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal individual alternative minimum tax.
Municipal Bonds
Municipal Bonds may be either “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in “moral obligation” bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer’s receipt of the anticipated revenues. Other notes include “Construction Loan Notes” issued to provide construction financing for specific projects, and “Bank Notes” issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes (“Project Notes”) are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.
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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
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Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association (“GNMA”) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.
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Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
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Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.
Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds’ option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund’s portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund’s portfolio would not exceed 0.50% of the value of a fund’s total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund’s investments believe present minimum credit risks. A fund’s ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by those managing the fund’s investments.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund’s portfolio.
Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.
The fund’s right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund’s investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days’ notice, for all or any part of the fund’s participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund’s ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay “exempt interest” dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Pay-in-Kind Securities
Each Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Fund. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
Account/Portfolio	2021	2020	Explanation
Blue Chip	12.5%	54.6%	Higher market volatility caused higher turnover in 2020.
Equity Income	9.6	21.0	The frequency of rebalancing decreased in 2021 due to lower market volatility, leading to decreased turnover.
Government & High Quality Bond	360.7	124.6	Turnover increased as a result of increasing mortgage exposure, particularly within to-be-announced (TBA) securities.
LargeCap S&P 500 Index	2.6	11.1	Turnover in the index, that this passive option tracks, decreased in 2021 relative to 2020.
LargeCap S&P 500 Managed Volatility Index	2.6	8.9	Turnover in the index, that this passive option tracks, decreased in 2021 relative to 2020.
Principal LifeTime 2010	26.4	71.6	The frequency of rebalancing decreased in 2021 due to lower market volatility, leading to decreased turnover.
Principal LifeTime 2020	23.3	53.4	The frequency of rebalancing decreased in 2021 due to lower market volatility, leading to decreased turnover.
Principal LifeTime 2060	25.3	58.8	The frequency of rebalancing decreased in 2021 due to lower market volatility, leading to decreased turnover.
SAM Balanced	38.9	18.9	The frequency of tactical repositioning increased in 2021 due to market opportunities, leading to increased turnover.
SAM Conservative Growth	43.6	20.7	The frequency of tactical repositioning increased in 2021 due to market opportunities, leading to increased turnover.
Preferred Securities
Preferred securities can include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, baby bonds, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.
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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
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Floating rate preferred securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs (“REIT-like”) entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”).
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
Each Fund may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund’s investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Funds pay to the seller of the securities.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund’s investments.

Each Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
Each Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Board. As described above, some of the Funds have adopted investment restrictions that limit investments in illiquid securities. The Board has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts’ expenses.

Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which a Fund may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
Each Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Short Sales
A short sale involves the sale by a fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. A fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. Each fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Special Purpose Acquisition Companies (“SPACs”)
Each Fund may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.

SPACs are also subject to the following additional risks:
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The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter and may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.
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SPAC sponsors may have a potential conflict of interest to complete a deal that may be unfavorable for other investors in the SPAC. For example, SPAC sponsors often own warrants to acquire additional shares of the company at a fixed price, and the exercise by the SPAC sponsor of its warrants may dilute the value of the equity interests of other investors in the SPAC.
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Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
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Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
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Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Supranational Entities
Each Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
Each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that each Fund may purchase:
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U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
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U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
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U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
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U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.
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Bank Obligations - Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund’s investments, are of comparable quality. A Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund’s investments to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
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Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.
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Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity, with certain exceptions permitted by applicable regulations.
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Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
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Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
LEADERSHIP STRUCTURE AND BOARD
PVC's Board has overall responsibility for overseeing PVC's operations in accordance with the 1940 Act, other applicable laws, and PVC's charter. Each Board Member serves on the Boards of the following investment companies sponsored by Principal Life Insurance Company: Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), Principal Exchange-Traded Funds (“PETF”), and Principal Diversified Select Real Asset Fund (“PDSRA”), which are collectively referred to in this SAI as the “Fund Complex.” Board Members who are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to in this SAI as “Interested Board Members.” Board Members who are not Interested Board Members are referred to as “Independent Board Members.”
Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Fund Complex. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Fund Complex.
The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Independent Board Members also meet annually to consider renewal of advisory contracts.
The Chairman of the Board is an interested person of the Fund Complex. The Independent Board Members have appointed a lead Independent Board Member whose role is to review and approve, with the Chairman, each Board meeting’s agenda and to facilitate communication between and among the Independent Board Members, management, and the full Board. The Board’s leadership structure is appropriate for the Fund Complex given its characteristics and circumstances, including the number of portfolios, variety of asset classes, net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the following Committees, which report their activities to the Board on a regular basis.
Committee and Independent Board Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
15(c) Committee Fritz S. Hirsch, Chair Padel L. Lattimer Karrie McMillan Meg VanDeWeghe	The Committee’s primary purpose is to assist the Board in performing the annual review of the Funds’ advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee is responsible for requesting and reviewing related materials.	4

Committee and Independent Board Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
Audit Committee Victor Hymes, Chair Leroy T. Barnes, Jr. Elizabeth A. Nickels Meg VanDeWeghe
The Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants.
The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements;
3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit
Committee also provides an open avenue of communication among the independent registered public accountants, PGI’s internal auditors, Fund Complex management, and the Board.
		9
Executive Committee Timothy M. Dunbar, Chair Craig Damos Patrick G. Halter	The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the Fund Complex’s business except the power to 1) issue stock, except as permitted by law; 2) recommend to the shareholders any action that requires shareholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange that does not require shareholder approval.	0
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor Hymes
The Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee’s nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board
Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the
Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street,
Des Moines, IA 50392. Such recommendations must include all information specified in the
Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://www.principalglobal.com/documentdownload/160950. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act;
and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an “interested person” of the Fund as defined in the 1940 Act;
and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the
Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.
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Operations Committee Karrie McMillan, Chair Craig Damos Padel L. Lattimer	The Committee’s primary purpose is to review and oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex’s shareholders, and the Fund Complex’s operations.	4
Risk oversight forms part of the Board’s general oversight of the Fund Complex. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and principal service providers. As part of its regular risk oversight functions, the Board, directly or through a Committee, interacts with and reviews reports from, among others: Fund Complex management, sub-advisors, the Chief Compliance Officer, independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of Fund management and PGI, reviews investment policies and risks in connection with its review of Fund Complex performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee and has approved and periodically reviews valuation policies applicable to valuing Fund shares.
Each Board Member has significant prior senior management and/or board experience. Board Members are selected and retained based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board Members, a commitment to the interests of shareholders and, for each Independent Board Member, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who build upon the Board’s diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Board Member. As required by rules adopted under the 1940 Act, the Independent Board Members select and nominate all candidates for Independent Board Member positions.

Independent Board Members
Leroy T. Barnes, Jr. Mr. Barnes has served as an Independent Board Member of the Fund Complex since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education, employment experience, and experience as a board member, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Fund Complex since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010; Vertical Growth Officer of Weitz Company from 2004-2006; and Chief Financial Officer of Weitz Company from 2000-2004. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Fritz S. Hirsch. Mr. Hirsch has served as an Independent Board Member of the Fund Complex since 2005. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. He served as President and Chief Executive Officer of Sassy, Inc. from 1986-2009, and Chief Financial Officer of Sassy, Inc. from 1983-1985. Through his education, employment experience, and experience as a board member, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Victor Hymes. Mr. Hymes has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Founder and Managing Member of Legato Capital Management, LLC, an investment management company. Over the past thirty years, Mr. Hymes has served in the roles of CEO, CIO, portfolio manager and other senior management positions with investment management firms. At Zurich Scudder Investments, Inc., Mr. Hymes was responsible for leading the firm’s $80 billion institutional business. Prior to this, he held positions with Goldman, Sachs & Co. and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards and has chaired four investment committees over the past two decades. Through his education, employment experience and experience as a board member, Mr. Hymes is experienced with financial, regulatory and investment matters.
Padelford (“Padel”) L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC, a financial services-focused management consulting and staffing company. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as an Independent Board Member of the Fund Complex since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as an Independent Board Member of the Fund Complex since 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health System; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education, employment experience, and experience as a board member, Ms. Nickels is experienced with financial, accounting and regulatory matters.

Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as an Independent Board Member of the Fund Complex since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe currently serves as a director of Helmerich & Payne (2019-present), and previously served as a director of Denbury Resources from 2019-2020, Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education, employment experience, and experience as a board member, Ms. VanDeWeghe is experienced with financial, investment and regulatory matters.
Interested Board Members
Timothy M. Dunbar. Mr. Dunbar has served as Chair of the Fund Complex since 2019. From 2018 through November 2020, Mr. Dunbar served as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also has served on numerous boards of directors of Principal® affiliates, including PGI and Post, and in various other positions since joining Principal® in 1986 through his retirement in January 2021. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.
Patrick G. Halter. Mr. Halter has served as a Board Member of the Fund Complex since 2017. Mr. Halter also serves as President for Global Asset Management for Principal® and as Chief Executive Officer, President and Chair of PGI, and Chief Executive Officer, President and Chair of Principal Real Estate Investors (“Principal - REI”). He serves on numerous boards of directors of Principal® affiliates and has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory and investment matters.
Additional Information Regarding Board Members and Officers
The following tables present additional information regarding the Board Members and Fund Complex officers, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. For each Board Member, the tables also include information concerning other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act.
INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2012)	Retired	131	McClatchy Newspapers, Inc.; Frontier Communi- cations, Inc.; formerly, Herbalife Ltd.
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020)	President, C.P. Damos Consulting LLC	131	None
	Director, PFI and PVC (since 2008)
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005)	February 2020 to October 2020, Interim CEO, MAM USA (manufacturer of infant and juvenile products)	131	MAM USA
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Victor Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020)	Founder and Managing Member of Legato Capital Management, LLC	131	Formerly Montgomery Street Income Securities Inc.
	Trustee, PETF (since 2020)
	Trustee, PDSRA (since 2020)
Padelford (“Padel”) L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020)	TBA Management Consulting LLC	131	None
	Trustee, PETF (since 2020)
	Trustee, PDSRA (since 2020)
Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014)	Founder/Owner, Tyche Consulting LLC Formerly, Managing Director, Patomak Global Partners, LLC (financial services consulting)	131	None
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2015)	Retired	131	SpartanNash; Formerly: Charlotte Russe; Follet Corporation; PetSmart; Spectrum Health System
	Trustee, PETF (since 2015)
	Trustee, PDSRA (since 2019)
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	131	Helmerich & Payne; Formerly: B/E Aerospace; Brown Advisory; Denbury Resources Inc.; Nalco (and its successor Ecolab); and WP Carey
	Trustee, PETF (since 2018)
	Trustee, PDSRA (since 2019)

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Chair (since 2019)	President-PGAM, PGI (2018-2021) Director, PGI (2018-2020) Division President, PFSI and PLIC (2020-2021) Executive Vice President and Chief Investment Officer, PFSI and PLIC (2014-2018) President-PGAM, PFSI and PLIC (2018-2020) Director, Post (2018-2020) Chair and Executive Vice President, RobustWealth, Inc. (2018-2020)	131	None
	Director, PFI and PVC (since 2019)
	Trustee, PETF (since 2019)
	Trustee, PDSRA (since 2019)
Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2017)	Chair, PGI (since 2018) Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Director, PGI (2003-2018) Director, Origin (2018-2019) President–PGAM, PFSI and PLIC (since 2020) Chief Executive Officer and President, PLIC (2018-2020) Chair, Post (2017-2020) Director, Post (since 2017) Chair, Principal–REI (since 2004) President-PGAM, Principal-REI (since 2022) Chief Executive Officer and President, Principal-REI (2018-2021) Chief Executive Officer, Principal–REI (2005-2018) Chair, Spectrum (since 2017)	131	None
	Trustee, PETF (since 2017)
	Trustee, PDSRA (since 2019)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
Director, PGI (since 2019)
President-Principal Funds, PGI (since 2019)
Principal Executive Officer, OPC Private Capital (2017-2019)
Senior Vice President, Oppenheimer Funds (2011-2019)
Director, PFD (since 2019)
Senior Executive Director and Chief Operating Officer,
PGI, PFSI and PLIC (since 2020)
President-Principal Funds, PFSI and PLIC (2019-2020)
Director, Post (since 2020)
Director, Principal – REI (since 2020)
Senior Executive Director and Chief Operating Officer, Principal - REI (since
2022)
Chair and Executive Vice President, PSS (since 2019)
Director, Spectrum (since 2021)

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)	Vice President/Associate General Counsel, PGI (since 2016) Vice President/Associate General Counsel, PFSI (since 2013) Vice President/Associate General Counsel, PLIC (since 2013)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President and Treasurer, PGI (since 2016)
Vice President and Treasurer, PFD (since 2016)
Vice President and Treasurer, PFSI (since 2016)
Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, PSI (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)

Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011-2019)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019)
Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President, PSS (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)
Chief Operations Officer, PFD (since 2022)
Chief Financial Officer, PFD (2016-2022)
Assistant Vice President and Actuary, PLIC (since 2021)
Chief Financial Officer – Funds/Platforms, PLIC (since 2015)
Chief Financial Officer, PSS (since 2015)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President-Treasury, PGI (since 2013)
Assistant Vice President-Treasury, PFD (since 2013)
Assistant Vice President-Treasury, PLIC (since 2014)
Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)

Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC (since 2007)
Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2015-2018)
Vice President, Associate General Counsel and
Assistant Secretary PGI (since 2021)
Vice President, Associate General Counsel and Secretary
 PGI (2020-2021)
 PSI (since 2021)
 PSS (since 2021)
Vice President, Associate General Counsel, Governance Officer and
Secretary
 Principal - REI (since 2020)
Vice President, Associate General Counsel, Governance Officer and
Assistant Corporate Secretary,
 PGI (2018-2020)
 PFSI (since 2015)
 PLIC (since 2015)
 Principal - REI (2020)
Vice President, Associate General Counsel and Assistant Corporate
Secretary,
 PFD (since 2019)
 PSI (2019-2021)
 PSS (2019-2021)
 RobustWealth, Inc. (since 2019)
Secretary,
 Post (2020-2021)
 Spectrum (2020-2021)
Assistant Secretary,
 Post (since 2021)
 Spectrum (since 2021)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (2017-2019) Counsel, PLIC (since 2015)
**Abbreviations used:
Origin Asset Management LLP (Origin)
Post Advisory Group, LLC (Post)
Principal Financial Services, Inc. (PFSI)
Principal Funds Distributor, Inc. (PFD)
Principal Global Asset Management (PGAM)
Principal Global Investors, LLC (PGI)
Principal Life Insurance Company (PLIC)
Principal Real Estate Investors, LLC (Principal - REI)
Principal Securities, Inc. (PSI)
Principal Shareholder Services, Inc. (PSS)
Spectrum Asset Management, Inc. (Spectrum)

Board Member Ownership of Securities
The following tables set forth the dollar range of the equity securities of Funds included in this SAI, and aggregate dollar range of the equity securities of the funds in the Fund Complex, that were beneficially owned by the Board Members as of December 31, 2021. As of that date, Board Members did not own shares of Funds included in this SAI that are not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Board Members are eligible to participate in an employee benefit program that invests in the Fund Complex. Board Members who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Board Members
Account/Portfolio	Barnes	Damos	Hirsch	Hymes(1)	Lattimer(1)	McMillan	Nickels	VanDeWeghe
Accounts/Portfolios in this SAI	A	A	A	A	A	A	A	A
Total Fund Complex	E	E	E	E	A	E	E	E
(1)
Appointment effective December 15, 2020
Interested Board Members
Account/Portfolio	Dunbar	Halter
Diversified Growth	A	E
MidCap	E	A
SAM Balanced	C	A
Total Fund Complex	E	E
Board Member and Officer Compensation
The Fund Complex does not pay any remuneration to its officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer’s compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Independent Board Member received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Board Member compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Fund Complex.
The following table provides information regarding the compensation received by the Independent Board Members from the Funds included in this SAI and from the Fund Complex during the fiscal year ended December 31, 2021. On that date, there were 4 investment companies in the Fund Complex. The Fund does not provide retirement benefits or pensions to any of the Board Members.
Board Member	Funds in this SAI(1)	Fund Complex
Leroy T. Barnes, Jr.	$26,279	$308,000
Craig Damos	$29,447	$345,500
Fritz S. Hirsch	$27,805	$326,250
Victor Hymes	$26,134	$306,250
Padelford (“Padel”) L. Lattimer	$26,208	$307,500
Karen (“Karrie”) McMillan	$26,634	$312,500
Elizabeth A. Nickels	$27,879	$326,750
Mary M. (“Meg”) VanDeWeghe	$26,451	$310,000
(1)
The U.S. LargeCap Buffer January, U.S. LargeCap Buffer April, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts are new since the most recent fiscal year end (December 31, 2021).

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the manager for the Funds. Principal Management Corporation, previously an affiliate of PGI, served as manager to the Funds prior to its merger with and into PGI on May 1, 2017.
PGI directly makes decisions to purchase or sell securities for each Fund, except for those Funds or portions of Funds for which PGI has retained a sub-advisor to provide such services, as described below.
PGI has executed agreements with various sub-advisors. Under those sub-advisory agreements, the sub-advisor agrees to assume the obligations of PGI to provide investment advisory services for a specific Fund. For these services, PGI pays each sub-advisor a fee.
Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a wholly-owned subsidiary of Brown Advisory Management, LLC
Fund(s):	a portion of the assets of LargeCap Growth I
Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”) is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):	Real Estate Securities
Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):	a portion of the assets of LargeCap S&P 500 Managed Volatility Index
Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company.
Fund(s):	a portion of the assets of LargeCap Growth I
Affiliated Persons of the Registrant Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Registrant who are also affiliated persons of PGI or affiliated advisors, see the Interested Board Members and Fund Complex Officers tables in the “Leadership Structure and Board” section.
Codes of Ethics
The Registrant, PGI, PFD, and each of the sub-advisors have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PGI and the sub-advisors have each also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. Except in limited circumstances, the Code for PGI and the Registrant prohibits portfolio managers from personally trading securities that are held or traded in the actively managed portfolios for which they are responsible. Certain sub-advisors have adopted Codes that do not permit personnel subject to such Code to invest in securities that may be purchased or held by a Fund. However, other sub-advisors’ Codes do permit, subject to conditions, personnel subject to the Code to invest in securities that may be purchased or held by a Fund. The Registrant’s Board reviews reports at least annually regarding the operation of the Code of Ethics of the Registrant, PGI, PFD, and each sub-advisor. A copy of the Registrant’s Code will be provided upon request, which may be made by contacting the Registrant.

Management Agreement
Under the terms of the Management Agreement for the Registrant, PGI, the investment advisor, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates, for providing investment advisory services and specified other services. The management fee schedule for each Fund is as follows (expressed as a percentage of average net assets):
Net Asset Value of Account
Account/Portfolio	Overall Fee
Bond Market Index	0.14%
Diversified Balanced	0.05%
Diversified Balanced Managed Volatility	0.05%
Diversified Balanced Volatility Control	0.12%
Diversified Growth	0.05%
Diversified Growth Managed Volatility	0.05%
Diversified Growth Volatility Control	0.12%
Diversified Income	0.05%
LargeCap S&P 500 Managed Volatility Index	0.45%
Principal LifeTime Strategic Income	0.00%
Principal LifeTime 2010	0.00%
Principal LifeTime 2020	0.00%
Principal LifeTime 2030	0.00%
Principal LifeTime 2040	0.00%
Principal LifeTime 2050	0.00%
Principal LifeTime 2060	0.00%
U.S. LargeCap Buffer January	0.69%
U.S. LargeCap Buffer April	0.69%
U.S. LargeCap Buffer July	0.69%
U.S. LargeCap Buffer October	0.69%

	Net Asset Value of Account
Account/Portfolio	First $100 million	Next $100 million	Next $100 million	Next $100 million	Thereafter
Core Plus Bond	0.50%	0.45%	0.40%	0.35%	0.30%
Equity Income	0.60%	0.55%	0.50%	0.45%	0.40%
Government & High Quality Bond	0.50%	0.48%	0.46%	0.45%	0.44%
LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
MidCap	0.65%	0.60%	0.55%	0.50%	0.45%
Real Estate Securities	0.79%	0.77%	0.73%	0.70%	0.68%
SmallCap	0.85%	0.80%	0.75%	0.70%	0.65%

	Net Asset Value of Account
Account/Portfolio	First $250 million	Next $250 million	Next $250 million	Next $250 million	Thereafter
Diversified International	0.85%	0.80%	0.75%	0.70%	0.65%
Global Emerging Markets	1.00%	0.98%	0.96%	0.95%	0.90%

	Net Asset Value of Account
Account/Portfolio	First $500 million	Over $500 million
Blue Chip	0.60%	0.55%
Principal Capital Appreciation	0.625%	0.500%
Short-Term Income	0.45%	0.39%

	Net Asset Value of Account
Account/Portfolio	First $1 billion	Over $1 billion
SAM Balanced*	0.25%	0.20%
SAM Conservative Balanced*	0.25%	0.20%
SAM Conservative Growth*	0.25%	0.20%
SAM Flexible Income*	0.25%	0.20%
SAM Strategic Growth*	0.25%	0.20%
*
Breakpoints are based on aggregate SAM Portfolio net assets.

	Net Asset Value of Account
Account/Portfolio	First $3 billion	Over $3 billion
LargeCap S&P 500 Index	0.24%	0.23%
Fund Operating Expenses
Except for certain Fund expenses set out below, PGI is responsible for expenses, administrative duties, and services, including the following: expenses incurred in connection with the registration of the Funds and the Funds’ shares with the SEC; office space, facilities, and costs of keeping the Funds’ books; compensation of all personnel who are officers and all Board Members who are affiliated with PGI; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of the open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life, and some or all of the administrative duties and services may be delegated by PGI to Principal Life or an affiliate thereof.
Each Fund pays for certain corporate expenses incurred in its operation. Among such expenses, each Fund pays brokerage commissions on portfolio transactions; transfer taxes and other charges and fees attributable to investment transactions; any other local, state, or federal taxes; fees and expenses of all Board Members who are not affiliated with PGI; interest; and fees for the Funds’ custodian.
Contractual Limits on Total Annual Fund Operating Expenses
PGI has contractually agreed to limit the Fund’s expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. Subject to applicable expense limits, the Funds may reimburse PGI for expenses incurred during the current fiscal year.
The operating expense limits and the agreement terms are as follows:
Contractual Limits on Total Annual Fund Operating Expenses
Account/Portfolio	Class 1	Class 2	Class 3	Expiration
Blue Chip	N/A	N/A	1.05%	4/30/2023
Diversified Balanced Managed Volatility	N/A	0.31%	N/A	4/30/2023
Global Emerging Markets	1.20%	N/A	N/A	4/30/2023
LargeCap Growth I	0.69%	N/A	N/A	4/30/2023
U.S. LargeCap Buffer January	N/A	0.95%	N/A	4/30/2024
U.S. LargeCap Buffer April	N/A	0.95%	N/A	4/30/2024
U.S. LargeCap Buffer July	N/A	0.95%	N/A	4/30/2024
U.S. LargeCap Buffer October	N/A	0.95%	N/A	4/30/2024
Contractual Management Fee Waivers
PGI has contractually agreed to limit certain of the Funds’ management fees. The expense limit will reduce the Fund’s management fees by the amounts listed below:
Contractual Management Fee Waivers
Account/Portfolio	Waiver	Expiration
LargeCap Growth I	0.016%	4/30/2023

Management Fees Paid
Fees paid for investment management services (before any waivers/reimbursements from PGI) during the periods indicated were as follows:
Management Fees Paid for Periods Ended December 31 (amounts in thousands)
Account/Portfolio	2021	2020	2019
Blue Chip	$47	$2(1)	$—
Bond Market Index	3,993	3,561	4,713
Core Plus Bond	1,117	1,173	1,317
Diversified Balanced	509	490	517
Diversified Balanced Managed Volatility	93	86	86
Diversified Balanced Volatility Control	250	192	122
Diversified Growth	1,974	1,804	1,853
Diversified Growth Managed Volatility	195	174	174
Diversified Growth Volatility Control	1,369	1,012	675
Diversified Income	165	145	132
Diversified International	2,546	2,088	2,158
Equity Income	3,535	3,287	3,411
Global Emerging Markets(2)	1,069	929	1,094
Government & High Quality Bond	977	1,199	1,149
LargeCap Growth I	4,507	3,740	2,999
LargeCap S&P 500 Index	7,719	6,611	6,429
LargeCap S&P 500 Managed Volatility Index	1,085	976	977
MidCap	3,532	3,035	3,101
Principal Capital Appreciation	1,124	928	943
Principal LifeTime 2010	—	—	—
Principal LifeTime 2020	—	—	—
Principal LifeTime 2030	—	—	—
Principal LifeTime 2040	—	—	—
Principal LifeTime 2050	—	—	—
Principal LifeTime 2060	—	—	—
Principal LifeTime Strategic Income	—	—	—
Real Estate Securities	1,296	1,121	1,389
SAM Balanced	1,660	1,503	1,591
SAM Conservative Balanced	457	419	427
SAM Conservative Growth	944	783	773
SAM Flexible Income	427	410	429
SAM Strategic Growth	895	696	665
Short-Term Income	670	701	685
SmallCap	1,850	1,419	1,555
(1)
Period from December 9, 2020, date operations commenced, through December 31, 2020.
(2)
Effective May 1, 2022, International Emerging Markets Account changed its name to Global Emerging Markets Account.
Management Fees Waived
For the following Funds, PGI waived a portion of the management fee during the periods indicated as follows:
Management Fees Waived for Periods Ended December 31 (amounts in thousands)
Account/Portfolio	2021	2020	2019
Bond Market Index	$—	$—	$1,179
Global Emerging Markets(1)	—	39	131
LargeCap Growth I	107	86	67
Real Estate Securities	—	—	31
(1)
Effective May 1, 2022, International Emerging Markets Account changed its name to Global Emerging Markets Account.

Expenses Reimbursed
For the following Funds, PGI reimbursed certain expenses during the periods indicated as follows:
Expenses Reimbursed for Periods Ended December 31 (amounts in thousands)
Account/Portfolio	2021	2020	2019
Blue Chip	$10	$3(1)	$ N/A
Global Emerging Markets(2)	—	10	52
LargeCap Growth I	—	—	41
Principal LifeTime 2060	—	—	7
Short-Term Income	—	14	14
(1)
Period from December 9, 2020, date operations commenced, through December 31, 2020.
(2)
Effective May 1, 2022, International Emerging Markets Account changed its name to Global Emerging Markets Account.
Sub-Advisory Agreements for the Funds
PGI (and not the Funds) pays the sub-advisors fees determined pursuant to a sub-advisory agreement with each sub-advisor, including those sub-advisors that are at least 95% owned, directly or indirectly, by PGI or its affiliates (“Wholly-Owned Sub-Advisors”) and the sub-advisors for the Funds listed in the tables below. Fees paid to sub-advisors are individually negotiated between PGI and each sub-advisor and may vary.
Aggregate Fees Paid to Sub-Advisors (other than Wholly-Owned Sub-Advisors) for Fiscal Years Ended December 31 (dollar amounts in thousands)
Account/Portfolio	2021		2020		2019
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
LargeCap Growth I	$1,368	0.23%	$1,112	0.23%	$913	0.25%
Custodian
The custodian of the portfolio securities and cash assets of the Funds is The Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Funds. Information regarding securities lending during the Funds’ fiscal year ended December 31, 2021 is as follows:
Account/ Portfolio	Gross income (including from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Net rebate paid to borrower	Other fees not included in revenue split	Aggregate fees/ compensation	Net income from securities lending
Bond Market Index	$1,589	$11,066	$—	$—	$—	$(109,095)	$—	$(98,029)	$99,618
Core Plus Bond	824	10,862	—	—	—	(107,807)	—	(96,945)	97,769
Diversified International	486	3,698	—	—	—	(36,500)	—	(32,802)	33,287
Equity Income	395	5,753	—	—	—	(57,137)	—	(51,384)	51,779
Global Emerging Markets (1)	20	325	—	—	—	(3,232)	—	(2,907)	2,927
Government & High Quality Bond	20	24	—	—	—	(225)	—	(201)	221
LargeCap Growth I	276	2,475	—	—	—	(24,507)	—	(22,032)	22,308
LargeCap S&P 500 Index	103	2,185	—	—	—	(21,752)	—	(19,566)	19,670
LargeCap S&P 500 Managed Volatility Index	11	58	—	—	—	(569)	—	(511)	523
MidCap	25	119	—	—	—	(1,166)	—	(1,047)	1,072
Principal Capital Appreciation	22	24	—	—	—	(221)	—	(197)	219
Short-Term Income	152	228	—	—	—	(2,128)	—	(1,901)	2,053
SmallCap	800	8,681	—	—	—	(86,047)	—	(77,366)	78,166
(1)
Effective May 1, 2022, International Emerging Markets Account changed its name to Global Emerging Markets Account.
The services provided by The Bank of New York Mellon, as securities lending agent for the Funds, include: coordinating, with the Funds, the selection of securities to be loaned; negotiating loan terms; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating collateral movements; monitoring dividends; and transferring, recalling, and arranging the return of loaned securities to the Funds upon loan termination.
Transfer Agent
Principal Shareholder Services, Inc. (“PSS”) (620 Coolidge Drive, Suite 300, Folsom, CA 95630) provides transfer agency services for the Registrant. The Registrant currently pays no fee for the services PSS provides to the Classes 1, 2, and 3 shares pursuant to the Transfer Agency Agreement for Classes 1, 2, and 3 shares.
MULTIPLE CLASS STRUCTURE
The Board has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The Funds and the share classes they offer are identified in the chart in the “History of the Funds” section.
Classes 1, 2, and 3 shares are available without any front-end sales charge or contingent deferred sales charge.

Distributor
Principal Funds Distributor, Inc. (“PFD” or the “Distributor”), a Washington corporation, serves as the distributor for the Funds’ Classes 1, 2, and 3 shares on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). PFD is located at 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
PFD serves as distributor to the Funds pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Registrant will pay all fees and expenses in connection with (1) the preparation and filing of registration statements; (2) necessary state filings; (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements, and proxies; (4) preparation and distribution of dividend and capital gain payments to shareholders; (5) issuance, transfer, registry, and maintenance of open account charges; and (6) communication with shareholders concerning these items. The Registrant will also pay taxes, including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Funds. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Funds, as well as other expenses in connection with the sale and offering for sale of Fund shares.
Pursuant to the Distribution Agreement, PFD acts as an agent of the Registrant with respect to sales and repurchases of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than 12b-1 fees paid to PFD with respect to Classes 2 and 3 shares, no compensation is paid to PFD.
Rule 12b-1 Fees/Distribution Plans and Agreements
Classes 2 and 3 shares of the Funds are subject to a Distribution Plan and Agreement (described below), sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board and approved by its shareholders. Pursuant to such rule, the Board and initial shareholders of Classes 2 and 3 shares have approved and entered into a Distribution Plan and Agreement (each, a “Plan” and together, the “Plans”). The Registrant believes the Plans will be beneficial as they may position the Funds to be able to build and retain assets, which will, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Funds by reducing the need to liquidate portfolio securities to meet redemptions. The Registrant also believes the Plans will encourage registered representatives to provide ongoing servicing to the shareholders.
In adopting and annually approving continuation of the Plans, the Board (including a majority of the Independent Board Members) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board, including a majority of the Independent Board Members, annually. The Plans may be amended by a vote of the Board, including a majority of the Independent Board Members, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans may be terminated upon a vote of a majority of the Independent Board Members or by vote of a majority of the outstanding voting securities of the affected class.
Payments under the Plans will normally be made for accounts that are closed to new investors.
The Plans provide that each Fund makes payments to the Distributor from assets of the Classes 2 and 3 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain distribution services and shareholder services. Such services may include, but are not limited to:
•
formulation and implementation of marketing and promotional activities;
•
preparation, printing, and distribution of sales literature;
•
preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
•
obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•
making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•
providing training, marketing, and support with respect to the sale of shares.
Each Fund pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the respective daily net asset value of the assets attributable to the Classes 2 and 3 shares.
The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.
For the fiscal year ended December 31, 2021, each Fund made the following 12b-1 payments to PFD, and PFD, from these 12b-1 payments, made the following payments to financial intermediaries that distribute and/or service the Fund’s shares. The “Retained by PFD” column reflects the difference between the amount paid by the Fund to PFD and the amount of that 12b-1 fee paid by PFD to financial intermediaries. That difference/remainder is then used by PFD to pay for other 12b-1 eligible expenses. For the fiscal year ended December 31, 2021, the 12b-1 eligible expenses for each Fund were greater than the amount of the Fund’s 12b-1 payments to PFD.
Account/Portfolio	Paid by Fund to PFD (amount in thousands)	Paid by PFD to Financial Intermediaries (amount in thousands)	Retained by PFD (amounts in thousands)
Blue Chip	$20	$5	$15
Diversified Balanced	2,443	2,443	-
Diversified Balanced Managed Volatility	465	465	-
Diversified Balanced Volatility Control	521	521	-
Diversified Growth	9,868	9,868	-
Diversified Growth Managed Volatility	973	973	-
Diversified Growth Volatility Control	2,852	2,852	-
Diversified Income	825	825	-
Equity Income	108	108	-
LargeCap S&P 500Index	94	94	-
MidCap	78	78	-
Principal Capital Appreciation	62	62	-
Real Estate Securities	22	22	-
SAM Balanced	364	364	-
SAM Conservative Balanced	80	80	-
SAM Conservative Growth	447	447	-
SAM Flexible Income	99	99	-
SAM Strategic Growth	471	471	-
SmallCap	24	24	-
Administrative Services Plan and Agreement
The Funds’ Class 3 shares pay an administrative services fee under the terms of an Administrative Services Plan and Agreement. The Administrative Services Plan and Agreement provides for services to beneficial owners of Fund shares. Such services include:
•
teleservicing support to contract owners in connection with the Funds;
•
delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials to existing contract owners;
•
facilitation of the tabulation of contract owners’ votes in the event of a contract owner vote; and receiving, tabulating and transmitting proxies executed by or on behalf of contract owners;
•
maintenance of contract owner records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to PVC or PGI as may be reasonably requested;
•
provision of support services, including providing information about PVC and its Funds and answering questions concerning PVC and its Funds, including questions respecting contract owners’ interests in one or more Funds;
•
provision and administration of insurance features for the benefit of contract owners in connection with the Funds, which may include fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals;
•
receiving, aggregating and forwarding purchase and redemption orders; acting as the nominee for contract owners; maintaining account records and providing contract owners with account statements; processing dividend payments; issuing contract owners reports and transaction confirmations; providing sub-accounting services; and
•
general account administration activities and providing such similar services to contract owners as PVC may reasonably request.
As compensation for these services, PVC will pay service fees equal to 0.15% of the average daily net assets attributable to the Class 3 shares. The service fees are calculated and accrued daily and paid monthly to Principal Shareholder Services (“PSS”) (or at such other intervals as PVC and PSS may agree). PSS will generally, at its discretion, appoint (and may at any time remove) other parties, including companies affiliated with PSS, as its agent to carry out the provisions of the Administrative Services Plan and Agreement. However, the appointment of an agent shall not relieve PSS of any of its responsibilities or liabilities under such agreement. Any fees paid to agents under such agreement shall be the sole responsibility of PSS.
INTERMEDIARY COMPENSATION
As of the date of this SAI, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Funds as investment options, or for the distribution of the Funds to retirement plans, or for administrative services (other than Rule 12b-1 fees and the reimbursement of costs, such as those associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:
American General Life Insurance Company
Equitable Financial Life Insurance Company
Equitable Financial Life Insurance Company of America
Midland National Life Insurance Company
Principal Life Insurance Company
Principal National Life Insurance Company
The United States Life Insurance Company in the City of New York
Thrivent Financial for Lutherans
The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since the date noted above are not reflected. To obtain a current list, call 1-800-222-5852.
See the Distribution Plans and Intermediary Compensation section of the Prospectus for additional information.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by PGI, or by the Fund’s sub-advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of PGI and of each Fund’s sub-advisor is to obtain the best overall terms. In pursuing this objective, PGI or the sub-advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a sub-advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the sub-advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the sub-advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent each of the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or a sub-advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a sub-advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a sub-advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or a sub-advisor’s overall responsibilities to the accounts under its management. PGI or a sub-advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a sub-advisor may use it in servicing some or all of the accounts it manages.
PGI and the sub-advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended December 31, 2021 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.
Account/Portfolio	Amount of Transactions Because of Research Services Provided	Related Commissions Paid
Blue Chip	$3,557,964	$428
Diversified International	136,188,862	81,843
Equity Income	210,345,020	61,954
Global Emerging Markets	21,536,755	13,279
LargeCap Growth I	45,833,993	7,039
LargeCap S&P 500 Index	76,903,034	14,972
LargeCap S&P 500 Managed Volatility Index	8,668,789	2,352
MidCap	149,902,513	44,429
Principal Capital Appreciation	87,774,481	18,831
Real Estate Securities	18,148,122	10,683
SmallCap	52,238,373	42,712
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a sub‑advisor, or PGI, participates. These procedures prohibit a Fund from directly or indirectly benefiting a sub‑advisor affiliate or PGI affiliate in connection with such underwritings. In addition, for underwritings where a sub-advisor affiliate or PGI participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings. The sub-advisor shall determine the amounts and proportions of orders allocated to the sub-advisor or affiliate. The Board receives quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between a Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; must be consistent with the investment objective, investment strategy, and risk profile of the Fund; and no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund’s sub-advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to each Fund’s procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with a Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended December 31
Account/Portfolio	2021	2020	2019
Blue Chip	$775	$276(1)	$—
Bond Market Index	6,650	10,355	18,481
Core Plus Bond	3,615	8,705	2,974
Diversified Balanced Volatility Control	4,228	10,735	20,377
Diversified Growth Volatility Control	27,768	50,465	124,401
Diversified International	201,377	189,733	193,378
Equity Income	101,431	131,248	149,768
Global Emerging Markets(2)	64,730	90,763	260,812
LargeCap Growth I	40,392	68,020	53,384
LargeCap S&P 500 Index	58,598	92,614	89,433
LargeCap S&P 500 Managed Volatility Index	12,624	10,732	19,855(3)
MidCap	79,935	82,997	84,078
Principal Capital Appreciation	32,830	45,811	69,318
Real Estate Securities	31,243	81,548	38,735
SAM Balanced	19,170	15,990	17,974
SAM Conservative Balanced	5,060	2,398	6,437
SAM Conservative Growth	10,870	7,467	18,623
SAM Flexible Income	1,550	10,910	11,833
SAM Strategic Growth	8,940	10,170	51,697
SmallCap	130,531	165,775	89,319
(1)
Period from December 9, 2020, date operations commenced, through December 31, 2020.
(2)
Effective May 1, 2022, the International Emerging Markets changed its name to Global Emerging Markets.
(3)
Previous amounts have been restated using the methodology used for reporting similar data in Form N-CEN, which results in higher amounts than previously stated.
Primary reasons for changes in several Funds’ brokerage commissions for the three years were changes in commission rates; changes in Fund size; changes in market conditions; changes in money managers of certain Funds; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
In particular, primary reasons for changes in brokerage commissions for those Funds with relatively greater variations for the three years were, in part:
•
for the Real Estate Securities and SmallCap Accounts: changes in trading volumes, with higher volumes resulting in higher commissions.
None of the Funds paid brokerage commissions to brokers affiliated with PGI or such Fund’s sub-advisors for the three most recent fiscal years.
The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2021.
Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Account/Portfolio	Broker or Dealer	Holdings (in thousands)
Bond Market Index	Barclays PLC	$4,840
	BNP Paribas SA	809
	Citigroup Inc	11,648
	Credit Suisse AG	3,072
	Goldman Sachs Group Inc/The	13,524
	Jefferies Group LLC	881
	JPMorgan Chase & Co	19,458
	Morgan Stanley	12,939
	Nomura Holdings Inc	658
	Wells Fargo & Co	11,957

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Account/Portfolio	Broker or Dealer	Holdings (in thousands)
Core Plus Bond	Barclays PLC	$1,808
	BNP Paribas SA	884
	Citigroup Inc	519
	Credit Suisse AG	1,411
	Goldman Sachs Group Inc/The	434
	JPMorgan Chase & Co	340
	Morgan Stanley	3,515
	Wells Fargo & Co	548
Diversified International	BNP Paribas SA	$2,229
Equity Income	JPMorgan Chase & Co	$17,437
	Morgan Stanley	10,915
LargeCap Growth I	Goldman Sachs Group Inc/The	$23
LargeCap S&P 500 Index	Citigroup Inc	$9,255
	Goldman Sachs Group Inc/The	10,030
	JPMorgan Chase & Co	36,143
	Morgan Stanley	10,883
	Wells Fargo & Co	14,775
LargeCap S&P 500 Managed Volatility Index	Citigroup Inc	$663
	Goldman Sachs Group Inc/The	718
	JPMorgan Chase & Co	2,589
	Morgan Stanley	780
	Wells Fargo & Co	1,058
Principal Capital Appreciation	JPMorgan Chase & Co	$4,465
Short-Term Income	Barclays PLC	$501
	BNP Paribas SA	258
	Citigroup Inc	2,303
	Credit Suisse AG	520
	Goldman Sachs Group Inc/The	1,910
	JPMorgan Chase & Co	2,391
	Morgan Stanley	2,588
	UBS Group AG	803
	Wells Fargo & Co	2,014
Allocation of Trades
By the Manager (“PGI”). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to, trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Because of PGI’s role as investment advisor to each of the Funds and discretionary advisor to funds of funds and some underlying funds, conflicts may arise in connection with the services PGI provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying funds. PGI also provides advisory services to funds that have multiple investment advisors (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund’s portfolio to be allocated to an advisor. Conflicts may arise in connection with the services PGI provides to the funds of funds that it manages, in connection with the services PGI provides to other funds of funds and Multi-Managed Funds, for the following reasons:
•
PGI serves as the investment advisor to the underlying funds in which the funds of funds invest, sometimes as the discretionary advisor, and an affiliated investment advisor may serve as sub-advisor to the funds in which a fund of funds may invest. This raises a potential conflict because PGI’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the funds of funds invest.
•
PGI or an affiliated person may serve as investment advisor to a portion of a Multi-Managed Fund. In addition, PGI might recommend that an affiliated person serve as sub-advisor to a portion of a Multi-Managed Fund. This raises a potential conflict because PGI’s or an affiliated investment advisor’s profit margin may vary depending on the extent to which a Multi-Managed Fund’s assets are managed by PGI or allocated to an affiliated advisor.
•
A sub-advisor may determine that the asset class PVC has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PVC may place with the sub-advisor for management. When a sub-advisor for two or more PVC Funds imposes such a limit, PGI and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. PGI and the sub-advisor may face a conflict of interest in making its determination.
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:
•
PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies. However, PGI will select an unaffiliated underlying fund managed by an unaffiliated sub-advisor when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•
PGI uses a process to select investment advisors that emphasizes the selection of PGI or Principal-affiliated sub-advisors that are determined to be qualified under the Manager’s due diligence process. However, PGI will select an unaffiliated sub-advisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•
PGI provides ongoing oversight of the Funds’ investments to monitor adherence to their investment program.
By the Sub-Advisors. The portfolio managers of each sub-advisor manage a number of accounts other than the Fund’s portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the sub-advisor deems appropriate for the Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, the sub-advisor may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the sub-advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Shareholder Rights
Each Fund shareholder is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of board members, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any board member with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The Bylaws of PVC set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The Bylaws of PVC state that a quorum is the presence in person or by proxy of the holders of one-third of the shares of capital stock of PVC or, when the meeting relates to a certain Fund, that Fund, issued and outstanding and entitled to vote on the record date.
Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).
The Bylaws of PVC provide that PVC does not need to hold an annual meeting of shareholders unless required by applicable law, including under the 1940 Act if required for the following actions: election of board members, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PVC intends to hold shareholder meetings only when required by law and at such other times when the Board deems it to be appropriate.
See “Proxy Voting Policies and Procedures” section below for information regarding Principal Life’s process for voting shares attributable to variable products.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., 711 High Street, Des Moines, IA 50392.
Pricing Of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/Presidents’ Day; Good Friday; Memorial Day; Juneteenth, Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds the share price is calculated by:
•
taking the current market value of the total assets of the Fund
•
subtracting liabilities of the Fund
•
dividing the remainder proportionately into the classes of the Fund
•
subtracting the liability of each class
•
dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the Nasdaq National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third-party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.
Tax Considerations
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “IRC”), by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Funds must invest in assets that produce types of income specified in the IRC (“Qualifying Income”). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC for a given year. If a Fund fails to qualify as a RIC for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the IRC may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The IRC may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a 30% tax on (a) dividends paid by the Fund, and (b) certain capital gain distributions and/or the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS recently issued proposed regulations indicating its intent to eliminate the 30% withholding tax on gross proceeds. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Portfolio Holdings Disclosure
The portfolio holdings of any Fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Funds may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the websites relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of underlying funds in which the funds of funds invest. It is the Funds’ policy to disclose only public information regarding portfolio holdings (i.e. information published on the websites or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund’s holdings. This information may be made available at any time (or without delay).
Policy. The Funds and PGI have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:
1)
Daily to the Funds’ portfolio pricing services, Bloomberg LP, ICE Data Services, J.P. Morgan PricingDirect, Inc., and IHS Markit Partners, to obtain prices for portfolio securities;
2)
Upon proper request to government regulatory agencies or to self-regulatory organizations;
3)
As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Funds;
4)
To the sub-advisors’ proxy service providers (Broadridge Financial Solutions, LLC, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies;
5)
To the Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to the Funds; and
6)
Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.

The Funds are also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Funds, PGI or the Fund’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or PGI’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing, before it occurs. The Funds currently have disclosure agreements with the following:
Abacus Group LLC
Abel Noser
Accenture
Adobe
Advent APX
Advent Geneva
Algorithmics
Allview Systems Holdings
Ascendant Compliance Manager
Ashland Partners
Axioma
Barclays
Barra
Black Mountain Systems
BlackRock Aladdin
Bloomberg AIM
Bloomberg BVAL
Bloomberg LP
Bloomberg Port
Bloomberg Professional Services
BNY Mellon
Broadridge
Broadridge Business Process Outsourcing Solutions, LLC
Broadridge Financial Solutions Inc. / Proxy Edge
Broadridge Systems
Brown Brothers Harriman
BST
Capital Confirmation, Inc.
Cassini Systems, Inc.
Charles River
Charles River Development
Charles River Trading System
Clearpar (Markit)
Confluence Technologies
Deutsche Bank
DG3
Donnelley Financial Solutions
DST Systems
DTCC Derivatives Repository Ltd.
DTCC OASYS
Eagle
Eagle Investment Systems Corp.
ESG Manager (MSCI)
eVestment Alliance
Eze Software LLC
FactSet
FactSet Research Systems Inc.
Financial Recovery Technologies (FRT)
Financial Tracking Technologies LLC
FIS Global Asset Management
FIS PTA
FTSE Fixed Income LLC
FX Transparency
Global Trading Analytics
Gresham Technologies
IHS Markit LTD
INDATA
Indus Valley Partners (IVP)
Intercontinental Exchange, Inc.
InvestCloud Inc
Investment Company Institute (ICI)
Investor Tools, Inc.
Iron Mountain
JPMorgan Chase
KPMG
Lend Amend
LexisNexis
Linedata
Lionbridge
LiquidNet
London Stock Exchange Group
LS Operating Services LLC
Markit WSO Services
MBI Solutions, LLC
Merrill Corporation
Moody’s Analytics
Morgan Stanley
Morningstar, Inc.
MSCI Liquidity Metrics
MSCI - Risk Metrics
Nomura International
Northern Trust
Omgeo LLC
Portware, LLC
PricewaterhouseCoopers, LLP
Refinitiv
RR Donnelley and Sons
Russell Investments Implementation Services, LLC
SDL
SEI Global Services, Inc.
SEI Investments Co
Serena
SmartStream Technologies
Solvency Analytics AG
SS&C Advent
SS&C (Evare)
SS&C Hedge Fund Services, North America, Inc.
SS&C Technologies
SS&C Technologies Holdings
SS&C Vision FI
State Street Bank & Trust
State Street Corporation
Style Research
SWIFT
Sybase Inc.
Toppan Merrill
TriOptima
TSI (Virtus)
Veritas
Veritext Global
Virtu Americas LLC
WCI Consulting
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.
The Funds’ non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations, and affiliated persons of the Funds. Neither the Funds nor PGI nor any other party receives compensation in connection with the disclosure of Fund portfolio information. The Funds’ CCO will periodically, but no less frequently than annually, review the Funds’ portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Board. In addition, the Board must approve any change in the Funds’ portfolio holdings disclosure policy that would expand the distribution of such information.
Proxy Voting Policies and Procedures
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to PGI or to the Fund’s sub-advisor, as appropriate. PGI and each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
The Funds that operate as funds of funds invest in shares of other Funds and shares of funds of PFI or PETF. PGI is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, PGI will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.
For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.
Principal Life votes each Fund’s shares allocated to each of its registered separate accounts and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2022, is available, without charge, upon request, by calling 1-800-222-5852 or by accessing the Fund’s most recently filed Form N-PX on the SEC website at www.sec.gov.
Financial Statements
The financial statements of the Funds at December 31, 2021, are incorporated herein by reference to the Registrant’s most recent Annual Report to Shareholders, and the unaudited financial statements of the Funds at June 30, 2022, are also incorporated herein by reference to the Registrant’s most recent Semi-Annual Report to Shareholders, both filed with the SEC on Form N-CSR.
Independent Registered Public Accounting Firm
Ernst & Young LLP (700 Nicollet Mall, Suite 500, Minneapolis, MN 55402) is the independent registered public accounting firm for the Fund Complex.
General Information
LargeCap S&P 500 Index and LargeCap S&P 500 Managed Volatility Index Accounts
The Funds are not sponsored, endorsed, sold, or promoted by S&P Global (“S&P Global”). S&P Global makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P Global’s only relationship to Principal Life Insurance Company and PGI is the licensing of certain trademarks and trade names of S&P Global and the S&P 500 Index which are determined, composed, and calculated by S&P Global without regard to Principal Life Insurance Company, PGI, or the Funds. S&P Global has no obligation to take the needs of Principal Life Insurance Company, PGI or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P Global is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P Global has no obligation or liability in connection with the administration, marketing, or trading of the Funds.
S&P GLOBAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P GLOBAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P GLOBAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, PRINCIPAL, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P GLOBAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P GLOBAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Control Persons and Principal Holders Of Securities
The following list identifies shareholders who own more than 25% of the voting securities of a Fund as of September 7, 2022. It is presumed that a person who owns more than 25% of the voting securities of a Fund controls the Fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by Fund.
Account/Portfolio Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BLUE CHIP	89.68%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
BOND MARKET INDEX	46.58%	DIVERSIFIED GROWTH ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001	MARYLAND	PRINCIPAL FINANCIAL GROUP
CORE PLUS BOND	97.72%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED BALANCED	99.93%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED BALANCED MANAGED VOLATILITY	99.99%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED BALANCED VOLATILITY CONTROL	99.99%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED GROWTH	99.99%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED GROWTH MANAGED VOLATILITY	99.99%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED GROWTH VOLATILITY CONTROL	99.99%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP

Account/Portfolio Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
DIVERSIFIED INCOME	99.97%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
DIVERSIFIED INTERNATIONAL	98.86%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
EQUITY INCOME	50.92%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
GLOBAL EMERGING MARKETS	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
GOVERNMENT & HIGH QUALITY BOND	66.46%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
LARGECAP GROWTH I	97.98%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
LARGECAP S&P 500 INDEX	54.30%	DIVERSIFIED GROWTH ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001	MARYLAND	PRINCIPAL FINANCIAL GROUP
LARGECAP S&P 500 MANAGED VOLATILITY INDEX	72.88%	DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001	MARYLAND	PRINCIPAL FINANCIAL GROUP
LARGECAP S&P 500 MANAGED VOLATILITY INDEX	27.11%	DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001	MARYLAND	PRINCIPAL FINANCIAL GROUP
MIDCAP	87.92%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL CAPITAL APPRECIATION	75.48%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL LIFETIME 2010	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL LIFETIME 2020	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL LIFETIME 2030	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL LIFETIME 2040	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP

Account/Portfolio Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME 2050	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL LIFETIME 2060	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
PRINCIPAL LIFETIME STRATEGIC INCOME	100.00%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
REAL ESTATE SECURITIES	99.57%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SAM BALANCED	78.45%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SAM CONSERVATIVE BALANCED	89.78%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SAM CONSERVATIVE GROWTH	55.30%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SAM CONSERVATIVE GROWTH	34.43%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005	CALIFORNIA	FARMER’S INSURANCE GROUP
SAM FLEXIBLE INCOME	90.57%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SAM STRATEGIC GROWTH	54.68%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SAM STRATEGIC GROWTH	41.76%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005	CALIFORNIA	FARMER’S INSURANCE GROUP
SHORT-TERM INCOME	98.92%	PRINCIPAL NATIONAL LIFE INS CO CUST ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
SMALLCAP	95.51%	PRINCIPAL LIFE INSURANCE CO CUST ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
US LARGECAP BUFFER JULY	95.80%	PRINCIPAL LIFE INSURANCE CO CUST ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL GROUP
Funds that operate as funds of funds and Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the funds of funds nor Principal Life Insurance Company exercise voting discretion.

Principal Holders of Securities
The Registrant is unaware of any persons who own beneficially (but are not shareholders of record) 5% or more of any class of the Funds’ outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Funds’ outstanding shares as of September 7, 2022. The list is presented in alphabetical order by Fund.
Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP, Class 3	69.40%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP, Class 3	8.70%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP, Class 3	5.81%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP, Class 3	5.70%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2 ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP, Class 3	5.67%	EQUITABLE LIFE SEPARATE ACCOUNT U/A DTD 01/10/2022 1290 AVE OF THE AMERICAS NEW YORK NY 10104-0101
BOND MARKET INDEX, Class 1	46.58%	DIVERSIFIED GROWTH ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX, Class 1	16.94%	DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX, Class 1	16.46%	DIVERSIFIED BALANCED ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX, Class 1	7.03%	DIVERSIFIED INCOME ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
CORE PLUS BOND, Class 1	21.33%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
CORE PLUS BOND, Class 1	18.42%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
CORE PLUS BOND, Class 1	13.03%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
CORE PLUS BOND, Class 1	11.35%	PRINCIPAL LIFE INSURANCE CO CUST VUL ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
CORE PLUS BOND, Class 1	9.63%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
CORE PLUS BOND, Class 1	6.26%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED MANAGED VOLATILITY, Class 2	78.09%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED MANAGED VOLATILITY, Class 2	12.20%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INCOME SOLUTIONS ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED MANAGED VOLATILITY, Class 2	7.34%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED MANAGED VOLATILITY, Class 3	100.00%	PRINCIPAL GLOBAL INVESTORS LLC ATTN SEAN CLINES 801-9A08 801 GRAND AVE DES MOINES IA 50309-8000
DIVERSIFIED BALANCED VOLATILITY CONTROL, Class 2	100.00%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED VOLATILITY CONTROL, Class 3	100.00%	PRINCIPAL GLOBAL INVESTORS LLC ATTN SEAN CLINES 801-9A08 801 GRAND AVE DES MOINES IA 50309-8000
DIVERSIFIED BALANCED, Class 1	47.86%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL PRINCIPAL FLEXIBLE VARIABLE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED, Class 1	26.40%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL PRINFLEX ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED, Class 1	5.24%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL FLEXIBLE VARIABLE LIFE INSURANCE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
DIVERSIFIED BALANCED, Class 2	95.14%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED BALANCED, Class 3	98.09%	MIDLAND NATIONAL LIFE 8300 MILLS CIVIC PKWY WDM IA 50266-3833
DIVERSIFIED GROWTH MANAGED VOLATILITY, Class 2	83.62%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED GROWTH MANAGED VOLATILITY, Class 2	6.54%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INCOME SOLUTIONS ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED GROWTH MANAGED VOLATILITY, Class 2	5.40%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED GROWTH MANAGED VOLATILITY, Class 3	100.00%	PRINCIPAL GLOBAL INVESTORS LLC ATTN SEAN CLINES 801-9A08 801 GRAND AVE DES MOINES IA 50309-8000
DIVERSIFIED GROWTH VOLATILITY CONTROL, Class 2	100.00%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED GROWTH VOLATILITY CONTROL, Class 3	100.00%	PRINCIPAL GLOBAL INVESTORS LLC ATTN SEAN CLINES 801-9A08 801 GRAND AVE DES MOINES IA 50309-8000
DIVERSIFIED GROWTH, Class 2	95.49%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED GROWTH, Class 3	95.23%	MIDLAND NATIONAL LIFE 8300 MILLS CIVIC PKWY WDM IA 50266-3833
DIVERSIFIED INCOME, Class 2	69.61%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INCOME, Class 2	28.81%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INCOME, Class 3	100.00%	MIDLAND NATIONAL LIFE 8300 MILLS CIVIC PKWY WDM IA 50266-3833

Fund/Class	Percentage of Ownership	Name and Address of Owner
DIVERSIFIED INTERNATIONAL, Class 1	20.91%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	14.83%	PRINCIPAL LIFE INSURANCE CO CUST VUL ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	14.25%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	10.34%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	9.39%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	7.92%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	6.29%	PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED INTERNATIONAL, Class 1	5.63%	PRINCIPAL LIFE INSURANCE CO CUST VUL II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 1	15.32%	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INS CO 8500 ANDREW CARNEGIE BLVD MAIL CODE - E3/N6 CHARLOTTE NC 28262-8500
EQUITY INCOME, Class 1	15.13%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 1	11.71%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 1	9.09%	SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 1	8.19%	SAM STRATEGIC GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
EQUITY INCOME, Class 1	7.00%	SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 1	5.66%	PRINCIPAL LIFE INSURANCE CO EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 PRINCIPAL FINANCIAL GROUP 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 1	5.57%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 2	35.18%	THRIVENT FINANCIAL FOR LUTHERANS 600 PORTLAND AVE STE 100 MINNEAPOLIS MN 55415-4402
EQUITY INCOME, Class 2	19.89%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
EQUITY INCOME, Class 2	15.28%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
EQUITY INCOME, Class 2	10.44%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
EQUITY INCOME, Class 2	9.32%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
EQUITY INCOME, Class 3	96.68%	MIDLAND NATIONAL LIFE 8300 MILLS CIVIC PKWY WDM IA 50266-3833
GLOBAL EMERGING MARKETS, Class 1	22.65%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
GLOBAL EMERGING MARKETS, Class 1	16.98%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
GLOBAL EMERGING MARKETS, Class 1	12.95%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
GLOBAL EMERGING MARKETS, Class 1	9.70%	PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL EMERGING MARKETS, Class 1	6.52%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
GLOBAL EMERGING MARKETS, Class 1	5.89%	PRINCIPAL LIFE INSURANCE CO CUST VUL II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
GLOBAL EMERGING MARKETS, Class 1	5.58%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
GLOBAL EMERGING MARKETS, Class 1	5.31%	PRINCIPAL LIFE INSURANCE CO CUST VARIABLE UNIVERSAL LIFE INCOME II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	18.22%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	14.75%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	13.41%	SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	9.45%	SAM FLEXIBLE INCOME PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	7.83%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	6.59%	SAM CONS BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
GOVERNMENT & HIGH QUALITY BOND, Class 1	6.34%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP GROWTH I, Class 1	20.80%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP GROWTH I, Class 1	22.48%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
LARGECAP GROWTH I, Class 1	20.11%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP GROWTH I, Class 1	12.60%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP GROWTH I, Class 1	5.18%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 INDEX, Class 1	55.21%	DIVERSIFIED GROWTH ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 INDEX, Class 1	11.16%	DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 INDEX, Class 1	10.62%	DIVERSIFIED BALANCED ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 INDEX, Class 1	9.01%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 INDEX, Class 2	85.46%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 INDEX, Class 2	10.78%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2 ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 MANAGED VOLATILITY INDEX, Class 1	72.88%	DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
LARGECAP S&P 500 MANAGED VOLATILITY INDEX, Class 1	27.11%	DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
MIDCAP, Class 1	32.11%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
MIDCAP, Class 1	15.19%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
MIDCAP, Class 1	14.32%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
MIDCAP, Class 2	41.13%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
MIDCAP, Class 2	39.90%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
MIDCAP, Class 2	10.54%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
PRINCIPAL CAPITAL APPRECIATION, Class 1	38.83%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL CAPITAL APPRECIATION, Class 1	22.12%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL CAPITAL APPRECIATION, Class 1	7.92%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
PRINCIPAL CAPITAL APPRECIATION, Class 1	7.12%	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591
PRINCIPAL CAPITAL APPRECIATION, Class 2	35.59%	THRIVENT FINANCIAL FOR LUTHERANS 600 PORTLAND AVE STE 100 MINNEAPOLIS MN 55415-4402
PRINCIPAL CAPITAL APPRECIATION, Class 2	31.52%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL CAPITAL APPRECIATION, Class 2	9.60%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
PRINCIPAL CAPITAL APPRECIATION, Class 2	8.46%	FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005

Fund/Class	Percentage of Ownership	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION, Class 2	6.06%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
PRINCIPAL LIFETIME 2010, Class 1	35.93%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2010, Class 1	26.83%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2010, Class 1	24.85%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2020, Class 1	34.16%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2020, Class 1	32.10%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2020, Class 1	15.53%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2030, Class 1	47.18%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2030, Class 1	16.95%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2030, Class 1	12.26%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2030, Class 1	8.28%	PRINCIPAL NATIONAL LIFE INS CO CUST FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2040, Class 1	44.62%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2040, Class 1	16.53%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2040, Class 1	8.92%	PRINCIPAL NATIONAL LIFE INS CO CUST FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2040, Class 1	8.70%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2040, Class 1	6.30%	PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2040, Class 1	5.08%	PRINCIPAL NATIONAL LIFE INS CO FBO VUL INCOME III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST G-012-S41 DES MOINES IA 50392-9992
PRINCIPAL LIFETIME 2050, Class 1	38.03%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2050, Class 1	12.66%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2050, Class 1	12.13%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2050, Class 1	11.13%	PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2050, Class 1	7.14%	PRINCIPAL NATIONAL LIFE INS CO CUST FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2050, Class 1	5.03%	PRINCIPAL NATIONAL LIFE INS CO FBO VUL INCOME III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST G-012-S41 DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2060, Class 1	47.72%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2060, Class 1	20.16%	PRINCIPAL NATIONAL LIFE INS CO FBO VUL INCOME III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST G-012-S41 DES MOINES IA 50392-9992
PRINCIPAL LIFETIME 2060, Class 1	10.21%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME 2060, Class 1	9.62%	PRINCIPAL NATIONAL LIFE INSURANCE CO CUST FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME STRATEGIC INCOME, Class 1	45.06%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME STRATEGIC INCOME, Class 1	22.12%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
PRINCIPAL LIFETIME STRATEGIC INCOME, Class 1	16.25%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 1	18.63%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 1	17.60%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 1	15.55%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 1	12.90%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 1	6.92%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
REAL ESTATE SECURITIES, Class 1	5.10%	PRINCIPAL NATIONAL LIFE INS CO FBO VUL INCOME III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST G-012-S41 DES MOINES IA 50392-9992
REAL ESTATE SECURITIES, Class 2	74.56%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 2	11.93%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2 ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
REAL ESTATE SECURITIES, Class 2	11.38%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM BALANCED, Class 1	61.30%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM BALANCED, Class 1	7.88%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM BALANCED, Class 2	25.86%	FARMERS NEW WORLD LIFE INS CO 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM BALANCED, Class 2	19.54%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM BALANCED, Class 2	16.91%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM BALANCED, Class 2	14.06%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
SAM BALANCED, Class 2	11.03%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE BALANCED, Class 1	46.75%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
SAM CONSERVATIVE BALANCED, Class 1	27.65%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE BALANCED, Class 1	5.49%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE BALANCED, Class 2	36.93%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE BALANCED, Class 2	21.05%	FARMERS NEW WORLD LIFE INS CO 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE BALANCED, Class 2	12.01%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE BALANCED, Class 2	7.73%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2 ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE BALANCED, Class 2	7.43%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE BALANCED, Class 2	6.52%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE BALANCED, Class 2	6.49%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
SAM CONSERVATIVE GROWTH, Class 1	28.42%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE GROWTH, Class 1	15.40%	PRINCIPAL NATIONAL LIFE INS CO FBO VUL INCOME III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST G-012-S41 DES MOINES IA 50392-9992
SAM CONSERVATIVE GROWTH, Class 1	11.39%	PRINCIPAL LIFE INSURANCE CO CUST VARIABLE UNIVERSAL LIFE INCOME II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE GROWTH, Class 1	11.23%	PRINCIPAL LIFE INSURANCE CO CUSTEXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
SAM CONSERVATIVE GROWTH, Class 1	6.65%	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591
SAM CONSERVATIVE GROWTH, Class 1	5.83%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
SAM CONSERVATIVE GROWTH, Class 1	5.30%	PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE GROWTH, Class 2	35.73%	FARMERS NEW WORLD LIFE INS CO 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE GROWTH, Class 2	26.71%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE GROWTH, Class 2	11.62%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM CONSERVATIVE GROWTH, Class 2	10.19%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM CONSERVATIVE GROWTH, Class 2	7.15%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
SAM FLEXIBLE INCOME, Class 1	54.09%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM FLEXIBLE INCOME, Class 1	14.52%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM FLEXIBLE INCOME, Class 1	8.75%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM FLEXIBLE INCOME, Class 2	53.80%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
SAM FLEXIBLE INCOME, Class 2	11.96%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2 ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM FLEXIBLE INCOME, Class 2	11.52%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM FLEXIBLE INCOME, Class 2	9.11%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO VARIABLE SEPERATE ACCOUNT ATTN LEGAL DEPARTMENT 21650 OXNARD STREET STE 750 WOODLAND HILLS CA 91367-4997
SAM FLEXIBLE INCOME, Class 2	6.35%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM STRATEGIC GROWTH, Class 1	28.19%	PRINCIPAL NATIONAL LIFE INS CO FBO VUL INCOME III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST G-012-S41 DES MOINES IA 50392-9992
SAM STRATEGIC GROWTH, Class 1	18.86%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM STRATEGIC GROWTH, Class 1	13.26%	PRINCIPAL LIFE INSURANCE CO CUST VARIABLE UNIVERSAL LIFE INCOME II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM STRATEGIC GROWTH, Class 1	7.68%	PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM STRATEGIC GROWTH, Class 1	7.24%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SAM STRATEGIC GROWTH, Class 1	5.02%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SAM STRATEGIC GROWTH, Class 2	42.68%	FARMERS NEW WORLD LIFE INS CO 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM STRATEGIC GROWTH, Class 2	31.63%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SAM STRATEGIC GROWTH, Class 2	8.35%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005

Fund/Class	Percentage of Ownership	Name and Address of Owner
SAM STRATEGIC GROWTH, Class 2	8.04%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SHORT-TERM INCOME, Class 1	35.58%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SHORT-TERM INCOME, Class 1	29.20%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SHORT-TERM INCOME, Class 1	9.05%	PRINCIPAL NATIONAL LIFE INSURANCE CO CUST FBO VARIABLE UNIVERSAL LIFE III ATTN INDIVIDUAL ACCOUNT 711 HIGH ST DES MOINES IA 50392-0001
SHORT-TERM INCOME, Class 1	7.06%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SHORT-TERM INCOME, Class 1	6.68%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SMALLCAP, Class 1	25.02%	PRINCIPAL LIFE INSURANCE CO CUST FLEX VARIABLE ANNUITY ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SMALLCAP, Class 1	17.85%	PRINCIPAL LIFE INSURANCE CO CUST PRINFLEX LIFE ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001
SMALLCAP, Class 1	17.54%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SMALLCAP, Class 1	7.78%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SMALLCAP, Class 1	6.72%	PRINCIPAL LIFE INSURANCE CO CUST EXEC VAR UNIVERSAL LIFE II ATTN IND ACCTNG G-12-S41 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALLCAP, Class 2	41.80%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
SMALLCAP, Class 2	27.40%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SMALLCAP, Class 2	15.00%	FARMERS NEW WORLD LIFE INS CO ATTN SEGREGATED ASSETS 3120 139TH AVE SW SUITE 300 BELLEVUE WA 98005
SMALLCAP, Class 2	5.67%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
US LARGECAP BUFFER JULY, Class 2	74.59%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
US LARGECAP BUFFER JULY, Class 2	7.35%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
US LARGECAP BUFFER JULY, Class 2	6.11%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001
Management Ownership
As of September 7, 2022, the Board Members and officers of the Funds, as a group, owned less than 1% of the outstanding shares of any class of any of the Funds.

Portfolio Manager Disclosure
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through variable life insurance and variable annuity contracts. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about PGI’s portfolio managers first. Next, the section includes information about the sub-advisors’ portfolio managers alphabetically by sub-advisor.
Information in this section is as of December 31, 2021, unless otherwise noted.

Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Daniel R. Coleman: Equity Income and Principal Capital Appreciation Accounts
Registered investment companies	5	$15.7 billion	0	$0
Other pooled investment vehicles	2	$237.7 million	0	$0
Other accounts	44	$3.6 billion	0	$0
Theodore Jayne: Principal Capital Appreciation Account
Registered investment companies	2	$3.3 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	9	$301.0 million	0	$0
Sarah E. Radecki: Equity Income Account
Registered investment companies	3	$12.4 billion	0	$0
Other pooled investment vehicles	2	$237.7 million	0	$0
Other accounts	34	$3.3 billion	0	$0
Nedret Vidinli: Equity Income Account
Registered investment companies	2	$11.2 billion	0	$0
Other pooled investment vehicles	1	$130.5 million	0	$0
Other accounts	9	$219.1 million	0	$0
Compensation
Principal Global Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities
Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Daniel R. Coleman	Equity Income	None
Daniel R. Coleman	Principal Capital Appreciation	None
Theodore Jayne	Principal Capital Appreciation	None
Sarah E. Radecki	Equity Income	None
Nedret Vidinli	Equity Income	None

Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International Account
Registered investment companies	3	$6.7 billion	0	$0
Other pooled investment vehicles	3	$12.4 billion	0	$0
Other accounts	11	$1.5 billion	1	$342.4 million
Juliet Cohn: Diversified International Account
Registered investment companies	3	$6.7 billion	0	$0
Other pooled investment vehicles	4	$12.4 billion	0	$0
Other accounts	11	$1.5 billion	1	$342.4 million
Jeffrey Kilkenny: Global Emerging Markets Account
Registered investment companies	1	$290.8 million	0	$0
Other pooled investment vehicles	1	$286.7 million	0	$0
Other accounts	0	$0	0	$0
K. William Nolin: Blue Chip and MidCap Accounts
Registered investment companies	4	$37.1 billion	0	$0
Other pooled investment vehicles	4	$3.6 billion	0	$0
Other accounts	62	$12.5 billion	0	$0
Phil Nordhus: SmallCap Account
Registered investment companies	7	$1.8 billion	0	$0
Other pooled investment vehicles	1	$828.9 million	0	$0
Other accounts	19	$1.9 billion	2	$590.4 million
Brian W. Pattinson: SmallCap Account
Registered investment companies	9	$2.9 billion	0	$0
Other pooled investment vehicles	3	$3.2 billion	0	$0
Other accounts	38	$4.3 billion	3	$637.0 million
Tom Rozycki: Blue Chip and MidCap Accounts
Registered investment companies	4	$37.1 billion	0	$0
Other pooled investment vehicles	4	$3.6 billion	0	$0
Other accounts	62	$12.5 billion	0	$0
Jeffrey A. Schwarte(1)(2)(3): LargeCap S&P 500 Index, LargeCap S&P 500 Managed Volatility Index, U.S. LargeCap Buffer
January, U.S. LargeCap Buffer April, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts

Registered investment companies	27	$16.8 billion	0	$0
Other pooled investment vehicles	6	$42.5 billion	0	$0
Other accounts	3	$1.4 billion	0	$0
Aaron J. Siebel(1)(2)(3): LargeCap S&P 500 Index, LargeCap S&P 500 Managed Volatility Index, U.S. LargeCap Buffer January,
U.S. LargeCap Buffer April, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts

Registered investment companies	27	$19.4 billion	0	$0
Other pooled investment vehicles	4	$42.5 billion	0	$0
Other accounts	1	$1.3 billion	0	$0
(1)
The U.S. LargeCap Buffer July Account is new as of May 1, 2022.
(2)
Information as of July 31, 2022.
(3)
The U.S. LargeCap Buffer January, U.S. LargeCap Buffer April, and U.S. LargeCap Buffer October Accounts are new as of September 14, 2022.

Compensation
Principal Global Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pretax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities
Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	None
Juliet Cohn	Diversified International	None
Jeffrey Kilkenny	Global Emerging Markets	None
K. William Nolin	Blue Chip	None
K. William Nolin	MidCap	None
Phil Nordhus	SmallCap	None
Brian W. Pattinson	SmallCap	None
Tom Rozycki	Blue Chip	None
Tom Rozycki	MidCap	None
Jeffrey A. Schwarte	LargeCap S&P 500 Index	None
Jeffrey A. Schwarte	LargeCap S&P 500 Managed Volatility Index	None
Jeffrey A. Schwarte(2)(3)	U.S. LargeCap Buffer January	None
Jeffrey A. Schwarte(2)(3)	U.S. LargeCap Buffer April	None
Jeffrey A. Schwarte(1)	U.S. LargeCap Buffer July	None
Jeffrey A. Schwarte(2)(3)	U.S. LargeCap Buffer October	None
Aaron J. Siebel	LargeCap S&P 500 Index	None
Aaron J. Siebel	LargeCap S&P 500 Managed Volatility Index	None
Aaron J. Siebel(2)(3)	U.S. LargeCap Buffer January	None
Aaron J. Siebel(2)(3)	U.S. LargeCap Buffer April	None
Aaron J. Siebel(1)	U.S. LargeCap Buffer July	None
Aaron J. Siebel(2)(3)	U.S. LargeCap Buffer October	None
(1)
The U.S. LargeCap Buffer July Account is new as of May 1, 2022.
(2)
Information as of July 31, 2022.
(3)
The U.S. LargeCap Buffer January, U.S. LargeCap Buffer April, and U.S. LargeCap Buffer October Accounts are new as of September 14, 2022.

Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William C. Armstrong: Core Plus Bond Account
Registered investment companies	4	$2.0 billion	0	$0
Other pooled investment vehicles	2	$3.5 billion	0	$0
Other accounts	8	$2.7 billion	3	$1.7 billion
Jeff Callahan: Bond Market Index Account
Registered investment companies	4	$1.6 billion	0	$0
Other pooled investment vehicles	3	$11.3 billion	0	$0
Other accounts	0	$0	0	$0
Bryan C. Davis(1): Core Plus Bond and Government & High Quality Bond Accounts
Registered investment companies	8	$1.9 billion	0	$0
Other pooled investment vehicles	16	$6.3 billion	0	$0
Other accounts	29	$4.8 billion	0	$0
John R. Friedl: Short-Term Income Account
Registered investment companies	3	$14.7 billion	0	$0
Other pooled investment vehicles	3	$1.7 billion	0	$0
Other accounts	2	$198,477	0	$0
Zach Gassmann: Government & High Quality Bond Account
Registered investment companies	7	$1.5 billion	0	$0
Other pooled investment vehicles	6	$1.2 billion	0	$0
Other accounts	17	$4.4 billion	4	$296.6 million
Scott J. Peterson: Short-Term Income Account
Registered investment companies	3	$14.7 billion	0	$0
Other pooled investment vehicles	3	$1.7 billion	0	$0
Other accounts	2	$198,477	0	$0
Darryl Trunnel: Bond Market Index Account
Registered investment companies	8	$1.7 billion	0	$0
Other pooled investment vehicles	10	$11.8 billion	0	$0
Other accounts	14	$986.0 million	3	$226.2 million
(1)
Information as of February 28, 2022
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities
Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William C. Armstrong	Core Plus Bond	None
Jeff Callahan	Bond Market Index	None
Bryan C. Davis(1)	Core Plus Bond	None
Bryan C. Davis	Government & High Quality Bond	None
John R. Friedl	Short-Term Income	None
Zach Gassmann	Government & High Quality Bond	None
Scott J. Peterson	Short-Term Income	None
Darryl Trunnel	Bond Market Index	None
(1)
Information as of February 28, 2022

Advisor: Principal Global Investors, LLC (Principal® Global Asset Allocation Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Brody Dass: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$2.1 million	0	$0
James W. Fennessey: Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control,
Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, LargeCap
Growth I, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts

Registered investment companies	33	$95.8 billion	0	$0
Other pooled investment vehicles	26	$55.7 billion	0	$0
Other accounts	33	$5.5 billion	0	$0
Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	5	$16.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Jeffrey A. Schwarte(1): Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts
Registered investment companies	26	$20.8 billion	0	$0
Other pooled investment vehicles	12	$56.2 billion	0	$0
Other accounts	5	$1.6 billion	0	$0
Aaron J. Siebel(1): Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts
Registered investment companies	25	$20.5 billion	0	$0
Other pooled investment vehicles	10	$56.2 billion	0	$0
Other accounts	2	$1.5 billion	0	$0
Scott Smith: Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts
Registered investment companies	13	$26.3 billion	0	$0
Other pooled investment vehicles	26	$55.7 billion	0	$0
Other accounts	34	$5.7 billion	0	$0
Randy L. Welch: Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified
Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, LargeCap Growth I,
Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts

Registered investment companies	33	$95.8 billion	0	$0
Other pooled investment vehicles	26	$55.7 billion	0	$0
Other accounts	33	$5.5 billion	0	$0
(1)
For more information regarding Jeffrey A. Schwarte’s and Aaron J. Siebel’s Other Accounts Managed, see Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers).
Compensation
Principal Global Investors, LLC (“PGI”) offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities
Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Brody Dass	SAM Balanced	None
Brody Dass	SAM Conservative Balanced	None
Brody Dass	SAM Conservative Growth	None
Brody Dass	SAM Flexible Income	None
Brody Dass	SAM Strategic Growth	None
James W. Fennessey	Diversified Balanced	None
James W. Fennessey	Diversified Balanced Managed Volatility	None
James W. Fennessey	Diversified Balanced Volatility Control	None
James W. Fennessey	Diversified Growth	None
James W. Fennessey	Diversified Growth Managed Volatility	None
James W. Fennessey	Diversified Growth Volatility Control	None
James W. Fennessey	Diversified Income	None
James W. Fennessey	LargeCap Growth I	None
James W. Fennessey	Principal LifeTime Strategic Income	None
James W. Fennessey	Principal LifeTime 2010	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2040	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2060	None
Todd A. Jablonski	SAM Balanced	None
Todd A. Jablonski	SAM Conservative Balanced	None
Todd A. Jablonski	SAM Conservative Growth	None
Todd A. Jablonski	SAM Flexible Income	None
Todd A. Jablonski	SAM Strategic Growth	None
Jeffrey A. Schwarte(1)	Diversified Balanced Volatility Control	None
Jeffrey A. Schwarte(1)	Diversified Growth Volatility Control	None
Aaron J. Siebel(1)	Diversified Balanced Volatility Control	None
Aaron J. Siebel(1)	Diversified Growth Volatility Control	None
Scott Smith	Principal LifeTime Strategic Income	None
Scott Smith	Principal LifeTime 2010	None
Scott Smith	Principal LifeTime 2020	None
Scott Smith	Principal LifeTime 2030	None
Scott Smith	Principal LifeTime 2040	None
Scott Smith	Principal LifeTime 2050	None

Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Scott Smith	Principal LifeTime 2060	None
Randy L. Welch	Diversified Balanced	None
Randy L. Welch	Diversified Balanced Managed Volatility	None
Randy L. Welch	Diversified Balanced Volatility Control	None
Randy L. Welch	Diversified Growth	None
Randy L. Welch	Diversified Growth Managed Volatility	None
Randy L. Welch	Diversified Growth Volatility Control	None
Randy L. Welch	Diversified Income	None
Randy L. Welch	LargeCap Growth I	None
Randy L. Welch	Principal LifeTime Strategic Income	None
Randy L. Welch	Principal LifeTime 2010	None
Randy L. Welch	Principal LifeTime 2020	None
Randy L. Welch	Principal LifeTime 2030	None
Randy L. Welch	Principal LifeTime 2040	None
Randy L. Welch	Principal LifeTime 2050	None
Randy L. Welch	Principal LifeTime 2060	None
(1)
For more information regarding Jeffrey A. Schwarte’s and Aaron J. Siebel’s Ownership of Securities, see Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers).

Sub-Advisor: Principal Real Estate Investors, LLC
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Account
Registered investment companies	3	$8.1 billion	0	$0
Other pooled investment vehicles	2	$1.2 billion	0	$0
Other accounts	36	$3.3 billion	0	$0
Anthony Kenkel: Real Estate Securities Account
Registered investment companies	9	$12.8 billion	0	$0
Other pooled investment vehicles	6	$3.0 billion	0	$0
Other accounts	74	$12.4 billion	6	$973.2 million
Kelly D. Rush: Real Estate Securities Account
Registered investment companies	9	$12.8 billion	0	$0
Other pooled investment vehicles	6	$3.0 billion	0	$0
Other accounts	75	$12.5 billion	6	$973.2 million
Compensation
Principal Real Estate Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested in Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
In addition to deferred compensation obtained through their compensation programming, all senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities
Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	None
Anthony Kenkel	Real Estate Securities	None
Kelly D. Rush	Real Estate Securities	None

Sub-Advisor: Spectrum Asset Management, Inc.
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
L. Phillip Jacoby, IV: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	8	$14.0 billion	0	$0
Other pooled investment vehicles	8	$5.7 billion	1	$10.7 million
Other accounts	71	$8.8 billion	0	$0
Manu Krishnan: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	8	$14.0 billion	0	$0
Other pooled investment vehicles	8	$5.7 billion	1	$10.7 million
Other accounts	71	$8.8 billion	0	$0
Kevin Nugent: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	8	$14.0 billion	0	$0
Other pooled investment vehicles	8	$5.7 billion	1	$10.7 million
Other accounts	71	$8.8 billion	0	$0
Compensation
Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Spectrum attempts to award all compensation in a manner that promotes sound risk management principles. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.
The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:
•
Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)
•
Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually.
•
Contribution to client servicing
•
Compliance with firm and/or regulatory policies and procedures
•
Work ethic
•
Seniority and length of service
•
Contribution to overall functioning of organization
Ownership of Securities
Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
L. Phillip Jacoby, IV	LargeCap S&P 500 Managed Volatility Index	None
Manu Krishnan	LargeCap S&P 500 Managed Volatility Index	None
Kevin Nugent	LargeCap S&P 500 Managed Volatility Index	None

APPENDIX A—DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE:
Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to five years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•
Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the financial obligation;
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:
AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P
Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.
A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty.
If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:
SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.

Appendix B—Proxy Voting Policies
The proxy voting policies applicable to each Fund appear in the following order:
The Fund’s proxy voting policy is first, followed by PGI’s proxy voting policy, and followed by the sub-advisors, alphabetically.

Proxy Voting Policies and Procedures for Principal Funds, Inc.
Principal Variable Contracts Funds, Inc.
Principal Exchange-Traded Funds
Principal Diversified Select Real Asset Fund (and other Principal interval funds)
(each a “Fund” and together “the Funds”)
(March 9, 2015)
Revised June 11, 2019
It is each Fund’s policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the Fund’s portfolio securities in accordance with the adviser’s or sub-adviser’s voting policies and procedures.
The adviser or sub-adviser must provide, on a quarterly basis:
1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser’s or sub-adviser’s voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and
2.
Written notification of any material changes to the adviser’s or sub-adviser’s proxy voting policies and procedures made during the preceding calendar quarter.
The adviser or sub-adviser must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management:
•
Identification of the issuer of the security;
•
Exchange ticker symbol of the security;
•
CUSIP number of the security;
•
The date of the shareholder meeting;
•
A brief description of the subject of the vote;
•
Whether the proposal was put forward by the issuer or a shareholder;
•
Whether and how the vote was cast; and
•
Whether the vote was cast for or against management of the issuer.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring
Effective December 1, 2021
Introduction
Principal Global Investors1 (“PGI”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors’ Proxy Voting Policies and Procedures (the “Policy”) is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI’s clients who have delegated such authority and discretion.
Effective January 1, 2021 Finisterre investment teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy policies and procedures. Finisterre investment teams will continue to follow previously adopted proxy policies and procedures until amended. Please see attached Appendix to this manual for Finisterre specific proxy policies and procedures.
Relationship between Investment Strategy, ESG and Proxy Voting
PGI has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI’s investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.
Roles and Responsibilities
Role of the Proxy Voting Committee
PGI’s Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI’s clients (collectively, “Authorized Persons”).
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.
Proxy Voting Guidelines
The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Proxy Advisory Firm (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI’s current Proxy Voting Guidelines and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A to the Policy sets forth the current Guidelines.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.
Use of Proxy Advisory Firms
PGI has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI’s voting in accordance with this Policy.
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI’s clients, and consistent with the PGI’s voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for Voting Proxies
To increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.

PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.
Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.
Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.
In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.
Regional Variances in Proxy Voting
PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI’s determinations and procedures.

Conflicts of Interest
PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI’s voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest – Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.
If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.
In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:
•
The percentage of outstanding securities of the issuer held on behalf of clients by PGI;
•
The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;
•
Whether there has been any attempt to directly or indirectly influence the investment team’s decision;
•
Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or
•
Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of Proxy Voting Information and Recordkeeping
Disclosure
On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. For more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client’s account. On request, PGI will provide clients with a summary of PGI’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI’s responses (whether a client’s request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Appendix: Finisterre Proxy Voting Policy and Procedures
Statement of Policy
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures.
Use of Third-Party Proxy Voting Service
The Firm has entered into an agreement with Broadridge Investor Communication Solutions, Inc. (referred to as “Broadridge” and the “Proxy Voting Service”) acting with Glass Lewis & Co, to enable it to fulfill its proxy voting obligations.
Broadridge executes, monitors and records the proxies according to the instructions of the Firm. The Firm relies on the recommendations of Glass Lewis & Co, LLC to provide recommendations as to how any proxy should be voted in the best interests of the Clients. These recommendations are integrated into the voting platform set up by the Proxy Voting Service, and the Firm has instructed the Proxy Voting Service to execute all proxies in accordance with such recommendation unless instructed otherwise by the Firm.
The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser's clients.
At a minimum annually, or more frequently as deemed necessary, Compliance will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Firm to make such an assessment. Compliance will also monitor any new SEC interpretations regarding the voting of proxies and the uses of third-party proxy voting services and revise the Firm’s policies and procedures as necessary.
Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by anyone in the Firm, they must immediately inform the Compliance and work with Compliance to ensure that it is promptly forwarded to the Proxy Voting Service. In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or the Firm has made a determination that it is in the best interests of the Firm’s clients for the Firm to vote the proxy, the Firm’s general proxy-voting procedures are required to be followed, as follows.
Compliance will require that:
1.
the recipient of the proxy will forward a copy to Compliance, who will keep a copy of each proxy received;
2.
if the recipient is not the Portfolio Manager responsible for voting the proxy on behalf of the Firm, s/he will forward a copy to such Portfolio manager;
3.
the Portfolio Manager will determine how to vote the proxy promptly in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and provide evidence of such to Compliance;
4.
Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Firm will follow the Proxy Voting Service’s recommendation or vote the proxy directly. The Portfolio Manager will send his/her decision on how the Firm should vote a proxy to the Proxy Voting Service, in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Firm’s proxy voting records.
Voting Guidelines
To the extent that the Firm is voting a proxy itself and not utilizing the Proxy Voting Service, the Firm will consider the proxy on a case by case basis and require that the relevant investment professional vote the proxy in a manner consistent with the Firm’s duty. Investment professionals of the Firm each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Firm’s clients.

Disclosure
A.
The Firm will disclose in its Form ADV Part 2 that clients may contact the Chief Compliance Officer via e-mail or telephone in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Firm voted the client’s proxy.
B.
A concise summary of these Proxy Voting Policies and Procedures will be included in the Firm’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Compliance will arrange for a copy of this summary to be sent to all existing clients.
Potential Conflicts of Interest
In the event that the Firm is directly voting a proxy, Compliance will examine conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with the Firm, its personnel or a client of the Firm.
If, as a result of Compliance’s examination, a determination is made that a material conflict of interest exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Firm will generally vote the proxy as specified above. Alternatively, the Firm may vote the proxy in accordance with the recommendation of the Proxy Voting Service.
The Firm may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves.
Absent the client reserving voting rights, the Firm will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.
Proxy Recordkeeping
Compliance will maintain files relating to the Firm’s proxy voting procedures in an easily accessible place. (Under the services contract between the Firm and its Proxy Voting Service, the Proxy Voting Service will maintain the Firm’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Firm. Records of the following will be included in the files:
1.
Copies of these proxy voting policies and procedures, and any amendments thereto;
2.
A copy of each proxy statement that the Firm receives regarding client securities (the Firm may rely on third parties or EDGAR);
3.
A record of each vote that the Firm casts;
4.
A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Firm’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and
5.
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.
1
These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

Brown Advisory
Proxy Voting Policy
Brown Advisory Proxy Voting Policy on Securities
The firm receives proxy ballots on behalf of clients and shall vote such proxies consistent with this Policy, which sets forth the firm’s standard approach to voting on common proxy questions.1 In general, this Policy is designed to ensure that the firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities. These votes are informed by both financial and extra-financial data, including material ESG factors.
Clients may, at any time, opt to change their proxy voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will have the client account removed from omnibus voting and have the proxy setting updated accordingly. This update at the custodian routes all ballots and annual reports to the legal address on record of the account holder.
To facilitate the proxy voting process, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), an unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes. However, securities held within institutional equity strategies are voted on a case-by-case basis, meaning, we do not rely exclusively on the proxy policy, and complement our proxy provider’s research with our own proprietary research to arrive at independent decisions, when needed. The firm will regularly review our relationship with ISS in order to assess its capacity and competency to provide services to the firm and to review certain of its significant policies and procedures, including those governing conflicts of interests, error identification and correction and processes to evaluate additional information received during the proxy process.
On a regular basis, a list of upcoming proxies issued for companies held within the institutional strategies are provided to the institutional portfolio managers. Except in situations identified as presenting material conflicts of interest, the institutional portfolio manager responsible for the institutional strategy that holds the security may make the final voting decision based on a variety of considerations. In circumstances where the securities are not held within an institutional strategy, proxies will be voted according to Brown Advisory’s policy, unless the client-specific guidelines provided by Brown Advisory to ISS specify otherwise. Generally, Brown Advisory’s proxy voting philosophy is aligned with ISS recommendations.
In keeping with its fiduciary obligations to clients, the firm considers each proxy voting proposal related to holdings in the firm’s institutional strategies on its own merits and an independent determination is made based on the relevant facts and circumstances, including both fundamental and ESG factors. Proxy proposals include a wide range of routine and non-routine matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters.
Voting preferences of clients may differ based on their values. The firm seeks to provide clients with the opportunity to have proxies voted in line with these values. From time to time, clients may prefer to select alternative voting guidelines that better align with their values. In these cases, the firm will work with ISS to identify an appropriate alternative policy. Where no appropriate alternative policy is available, the firm will endeavor to work with the client to set up appropriate guidelines and procedures to vote case-by-case
Proxy Voting Principles for Securities Held within our Institutional Strategies
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The following principles serve as a foundation of our approach to proxy voting for securities held within our institutional strategies. For these securities, Brown Advisory’s equity research team has researched the company and generally is well-informed of any issues material to the company’s business model and practices. As such, we believe we are in a position to engage with companies on these issues both through proxy voting and other engagement practices. Proxy voting is a democratic process that offers shareholders the opportunity to have their voice heard and express their sentiment as owners. For this reason, we believe that the rights of shareholders with regard to these resolutions should be protected by regulators to ensure that investors’ perspectives can always be heard in a public forum. We seek to participate in industry-wide activities that express support for these rights, such as sign-on letters and other initiatives to communicate views to the SEC, FINRA and other regulatory bodies.
1 The firm votes proxies on behalf of separate account clients, firm-managed mutual funds, private funds and pooled investment vehicles that hold publicly-traded equity securities and, where applicable, employee benefit plan participants and beneficiaries.

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Proxy voting is our fiduciary duty. We hold ourselves responsible for aligning our investment decision-making process and our proxy voting, in order to be consistent about what we seek from companies we hold in our institutional portfolios. We seek investments that are building and protecting long-term shareholder value, and we believe this is reflected in all of our proxy voting decisions. Responsible management of ESG issues is one input to achieving long-term shareholder value, and as such, we are likely to support those shareholder proposals that encourage company action on what we believe are material ESG risks or opportunities.
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Transparency is essential: Brown Advisory is committed to providing proxy reporting and standardized disclosure of our voting history, as well as publishing N-PX filings for our mutual funds as required by law. Transparency is an important step in helping our clients evaluate whether we uphold our stated principles within our Sustainable and ESG strategies.
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Bottom-up due diligence should inform voting decisions: We review each proposal that comes up for vote. Our analysts seek to dive below the surface and fully understand the implications of especially complex and material proposals. The recommendations of our proxy voting partner, ISS, are taken into consideration but do not determine our final decisions.
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Collaboration with other stakeholders can inform our voting choice and amplify the signal of our vote: We collaborate on voting research, through dialogue between our analysts and portfolio managers. Where additive and practicable, we also collaborate with external stakeholders including company management, ISS, issue experts, ESG research networks and other stakeholders. We believe this collaboration leads to better-informed decisions, and in certain instances, collaboration can help to send a stronger message to a company about how the investment community views a given issue.
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Proxy voting can be a part of a larger program to encourage positive changes: Proxy voting is just one way to communicate with companies on risks and opportunities. To complement our proxy voting process, and sometimes as result of it, our investment team might choose to pursue an extended engagement with a company as it relates to any information found during the due-diligence process for determining the vote.
Institutional Proxy Voting Process
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Proxy voting for our institutional investment strategies is overseen by a Proxy Voting Committee made up of equity research analysts, ESG research analysts, trading operations team members, the Head of Sustainable Investing, our Director of Equity Research and our General Counsel (among others).
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The Committee is responsible for overseeing the proxy voting process. Responsibility for determining how a vote is cast, however, rests with our investment and ESG research teams and, ultimately, with the portfolio managers for each Brown Advisory equity investment strategy. While we use the recommendations of ISS as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis.
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Our customized Proxy Voting Policy, developed in consultation with ISS, is reviewed each year and aims to reflect our fundamental and ESG thinking, so as to achieve as much alignment between recommendations and execution as possible, while still enabling our case-by-case approach.
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A 30-day outlook of upcoming proposals is circulated to our full equity investment research team each week. Fundamental analysts guide vote recommendations on management proposals, and ESG analysts guide vote recommendations on shareholder proposals, with both groups working together to think through the relevant issues.
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Proposals may require additional due diligence and benefit from collaborative investigation, and this is determined on a case-by-case basis. Where necessary, our analysts will conduct research on each proposal, which may include information contained in public filings, policy recommendations and management conversations. When additional proxy materials become available after a voting determination is made, we will seek to consider such filings when they are made sufficiently in advance and where we believe such information would reasonably be expected to affect our voting determination. To enhance our analysis, we may collaborate with our internal and external networks, the resolution filer and/or associated coalition, ISS analysts about their recommendation, the company itself and relevant industry experts. If our additional due diligence uncovers factual errors, incompleteness or inaccuracies in the analysis or recommendation underpinning our vote, the firm will bring this to the attention of ISS.
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The majority of voting recommendations are in line with our Proxy Voting Policy, and in these cases the vote is automatically cast accordingly.
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When our recommendation diverges from the Policy, the responsible analyst will contact the portfolio managers who own the name and who have final decision-making power. In most cases, the portfolio managers agree with the analyst’s recommendation, in rare cases they may overrule. In either case, the final recommendation is provided to

Brown Advisory’s operations team, which documents the rationale for the vote and ensures vote execution. All votes cast against policy require approval from the firm’s General Counsel.
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In the event that portfolio managers of different strategies disagree on the vote recommendation for a name they all own, a split vote may be conducted. In general, this disagreement is due to portfolio managers having unique views on an issue. A split vote divides all of the company’s shares held by Brown Advisory and splits the vote in accordance with the strategy’s share ownership to reflect the individual preferences of each strategy’s portfolio manager(s). Split votes trigger a review from the Proxy Voting Committee, and such votes must be approved by the firm’s General Counsel.
Advisory Client Voting Process
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Proxy voting for our Advisory clients is facilitated and monitored by our Proxy Voting Operations team. The team is responsible for arrangements with all custodial partners to have accounts set to electronic omnibus ballot distribution to our proxy voting agency, ISS. When omnibus ballot distribution is not supported, individualized account set up and distribution will be arranged.
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Unless otherwise agreed with a client, Brown Advisory’s Proxy Voting Policy is assigned by default to our Advisory client accounts.
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The following exceptions can apply to standard voting for Advisory clients:
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Client Directed: A client will always retain her or his authority to request verbally and confirm in writing their request to:
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Attend a meeting and vote
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Vote in line with account owner request
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Request a take no action or abstention
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No Voting: A client, during on-boarding, will have the ability to request accounts to be set to have voting ballots mailed directly to the account owner’s address.
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Holdings in Mutual Funds: All holdings owned by our Advisory client base also held in our mutual fund complexes may be overseen and governed by the voting practices detailed in the Institutional section.
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Client-specific Guidelines: Whereas we have a standard policy default, we have the capability to provide our Advisory clients with the option to customize their voting preferences. Should a client desire a customized approach, the Brown Advisory client team will work directly with the client, Brown Advisory Operations, and ISS to establish and implement client-specific guidelines.
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The following voting practices are applied to separately managed portfolios:
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Brown Advisory institutional strategies held in a separately managed account (SMA): Holdings within Brown Advisory SMAs are overseen and governed by the Proxy Voting Committee and follow all protocols detailed in the Institutional section.
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Externally managed strategies held in a SMA: Holdings within an externally managed strategy held as a SMA are set up with the delegated and/or appointed manager for voting. In other terms, Brown Advisory yields voting authority to the appointed manager.
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Please note the following voting practices are applied to corporate action events whereby the voting matter has a direct financial impact on the Advisory client account holder:
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Such corporate action events with a direct financial impact on the Advisory client account holder will default to a case-by-case determination within our voting platform at ISS.
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Customized reporting and service alerts will be distributed to our Proxy Voting Operations team.
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The Proxy Voting Operations team will identify the account holders and Portfolio Management teams to take action on the event. A request with supporting detail and documentation will be sent to the Portfolio Management team to review and provide the voting recommendation.
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When appropriate, our Portfolio Management team may engage the client on specific events, to discuss a proposed action.
General Positions
Below is a summary of Brown Advisory’s general positions for voting on common proxy questions when Brown Advisory is authorized to vote shares at its discretion rather than by a client’s specific guidelines. Given the dynamic and wide-ranging nature of corporate governance issues that may arise, this summary is not intended to be exhaustive.

Management Recommendations
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. Furthermore, Brown Advisory runs concentrated equity portfolios which we believe generally results in holding high quality companies that have strong and trustworthy management teams. This quality bias results in our portfolio managers generally supporting management proposals. Although proxies with respect to most issues are voted in line with the recommendation of the issuer’s management, the firm will not blindly vote in favor of management. The firm will not support proxy proposals or positions that it believes compromise clients’ best interests or that the firm determines may be detrimental to the underlying value of client positions.
Election of Directors.
Although proxies will typically be voted for a management-proposed slate of directors, the firm may vote against (or withhold votes for) such directors if there are compelling corporate governance reasons for doing so. Some of these reasons may include where a director: attends less than 75% of board and relevant committee meetings; is the CEO of a company where a serious restatement occurred after the CEO certified the financial statements; served at a time when a poison pill was adopted without shareholder approval within the prior year; is the CFO of the company; has an interlocking directorship; has a perceived conflict of interest (or the director’s immediate family member has a perceived conflict of interest); or serves on an excessive number of boards.
The firm seeks to support independent boards of directors comprised of members with diverse backgrounds (including gender and race), a breadth and depth of relevant experience (including sustainability), and a track record of positive, long-term performance. The firm may vote against any boards that do not have the following levels of diversity (i.e. directors who are women or other underrepresented groups):
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For boards consisting of six or fewer directors, the firm may vote against the Nominating Committee Chair where the board does not have one diverse director by 2022, and two diverse directors by 2024.
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For boards consisting of more than six directors, the firm may vote against the Nominating Committee Chair where the board does not have 20% diverse board members by 2022, and 30% diverse directors by 2024.
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In cases where the Nominating Committee Chair is not up for re-election, the firm may vote against other board members including the Chair of the board
Separation of the roles of Chairman and CEO is generally supported, but the firm will not typically vote against a CEO who serves as chairman or director. In the absence of an independent chairman, however, the firm generally supports the appointment of a lead director with authority to conduct sessions outside the presence of the insider chairman.
The firm will typically vote against any inside director seeking appointment to a key committee (audit, compensation, nominating or governance), since the firm believes that the service of independent directors on such committees best protects and enhances the interests of shareholders. Where insufficient information is provided regarding performance metrics, or where pay is not tied to performance (e.g., where management has excessive discretion to alter performance terms or previously defined targets), the firm will typically vote against the chair of the compensation committee.
Appointment and Rotation of Auditors
Management recommendations regarding selection of an auditor shall generally be supported, but the firm will not support the ratification of an auditor when there appears to be a hindrance on auditor independence, intentional accounting irregularity or negligence by the auditor. Some examples include: when an auditing firm has other relationships with the company that may suggest a conflict of interest; when the auditor bears some responsibility for a restatement by the company; when a company has aggressive accounting policies or lack of transparency in financial statements; and when a company changes auditors as a result of disagreement between the company and the auditor regarding accounting principles or disclosure issues. The firm will generally support proposals for voluntary auditor rotation with reasonable frequency and/or rationale.
Changes in State of Incorporation or Capital Structure
Management recommendations about reincorporation are generally supported unless the new jurisdiction in which the issuer is reincorporating has laws that would dilute the rights of shareholders of the issuer. The firm will generally vote against reincorporation where it believes the financial benefits are minimal and there is a decrease in shareholder rights. Shareholder proposals to change the company’s place of incorporation generally will only be supported in exceptional circumstances.

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Because adequate capital stock is important to the operation of a company, the firm will generally support the authorization of additional shares, unless the issuer has not disclosed a detailed plan for use of the shares, or where the number of shares far exceeds those needed to accomplish a detailed plan. Additionally, if the issuance of new shares will limit shareholder rights or could excessively dilute the value of outstanding shares, then such proposals will be supported only if they are in the best interest of the client.
Corporate Restructurings, Mergers and Acquisitions
These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights
The firm generally favors proposals that are likely to promote shareholder rights and/or increase shareholder value. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally will not be supported.
Anti-takeover Issues
Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis, taking into account the rights of shareholders, since the financial interest of shareholders regarding buyout offers is so substantial.
Although the firm generally opposes anti-takeover measures because they tend to diminish shareholder rights and reduce management accountability, the firm generally supports proposals that allow shareholders to vote on whether to implement a “poison pill” plan (shareholder rights plan). In certain circumstances, the firm may support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ provision. The firm generally supports anti-greenmail proposals, which prevent companies from buying back company stock at significant premiums from a large shareholder.
Shareholder Action
The firm generally supports proposals that allow shareholders to call special meetings, with a minimum threshold of shareholders requesting such a meeting. The firm believes that best practice for a minimum threshold of shareholders required to call a special meeting is generally considered to be between 20- 25%, however the firm assesses this on a company-by-company basis. Proposals that allow shareholders to act by written consent are also generally supported, if there is a threshold of the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting. The firm believes that best practice for a minimum threshold of shareholders required to act by written consent is generally considered to be between 20-25%, however the firm assesses this on a company-by-company basis. In order to assess the appropriateness of special meeting and written consent provisions the firm would, for example, consider the make-up of the existing investor base/ownership, to determine whether a small number of investors could easily achieve the required threshold, as well as what other mechanisms or governance provisions already exist for shareholders to access management.
Proxy Access
The firm believes that shareholders should, under reasonable conditions, have the right to nominate directors of a company. The firm believes that it is generally in the best interest of shareholders for companies to provide shareholders with reasonable opportunity to exercise this right, while also ensuring that short-term investors or investors without substantial investment in the company cannot abuse this right. In general, we believe that the appropriate threshold for proxy access should permit up to 20 shareholders that collectively own 3% or more of the company’s outstanding shares for 3 or more years to nominate the greater of 2 directors or 20% of the board’s directors, however the firm assesses this on a case-by-case basis.
Executive Compensation.
Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans and other equity-based compensation, should be examined on a case-by- case basis to ensure that the long-term interests of management and shareholders are properly aligned. This alignment includes assessing whether compensation is tied to both ESG and financial KPIs. Share count and voting power dilution should be limited.
The firm generally favors the grant of restricted stock units (RSU) to executives, since RSUs are an important component of compensation packages that link executives’ compensation with their performance and that of the company. The firm typically opposes caps on executive stock RSUs, since tying an executive’s compensation to the performance of the company provides incentive to maximize share value. The firm also supports equity grants to directors, which help align the interests of outside directors with those of shareholders, although such awards should not be performance-based, so that directors are not incentivized in the same manner as executives.

Proposals to reprice or exchange RSUs are reviewed on a case-by-case basis, but are generally opposed. The firm generally will support a repricing only in limited circumstances, such as if the stock decline mirrors the market or industry price decline in terms of timing and magnitude and the exchange is not value destructive to shareholders.
Although matters of executive compensation should generally be left to the board’s compensation committee, proposals to limit executive compensation will be evaluated on a case-by-case basis.
The firm generally supports shareholder proposals to allow shareholders an advisory vote on compensation. Absent a compelling reason, companies should submit say-on-pay votes to shareholders every year, since such votes promote valuable communication between the board and shareholders regarding compensation. Where there is an issue involving egregious or excessive bonuses, equity awards or severance payments (including golden parachutes), the firm will generally vote against a say-on-pay proposal. The firm may oppose the election of compensation committee members at companies that do not satisfactorily align executive compensation with the interests of shareholders.
Environmental, Social and Governance Issues
Shareholder proposals regarding environmental, social and governance issues, in general, are supported, especially when they would have a clear and direct positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer. The environmental, social and governance proposals we generally support often result in increased reporting and disclosure, which deepens our understanding of the risks and opportunities pertaining to a specific company. Although policy decisions are typically better left to management and the board, in cases where the firm believes a company has not adequately mitigated significant ESG risks, the firm may vote against directors.
Brown Advisory broadly supports proposals that encourage the following considerations that we believe are in the best long-term economic interest of our clients:
Environment
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Climate change and emissions reporting, goal setting, and action
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Water quality, accessibility, and management
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Responsible and effective waste management
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Energy efficiency and renewable, lower-carbon energy sourcing
Social
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Social justice
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Human rights and responsible labor management
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Data privacy and AI ethics
Governance
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Executive compensation measures that are linked to ESG metrics
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Diverse and inclusive board composition
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Transparency with regard to political spending
International Proxy Proposals
For actively recommended issuers domiciled outside the United States, the firm may follow ISS’s international proxy voting guidelines, including, in certain circumstances, country-specific guidelines.
Conflicts of Interest
A “conflict of interest” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does a material amount of business with, receives material compensation from, or sits on the board of, a particular issuer or closely affiliated entity and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of the firm serves as a director of an actively recommended issuer, or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in a manner the firm believes is in the best interest of the client.

The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters and Immaterial Conflicts The firm may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with this Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy. Materiality determinations will be made by the Chief Compliance Officer or designee based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters
If the firm believes that (a) it has a material conflict and (b) that the issue to be voted upon is non-routine or is not covered by this Policy, then to avoid any potential conflict of interest:
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in the case of a Fund, the firm shall contact the Fund board for a review and determination;
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in the case of all other conflicts or potential conflicts, the firm may “echo vote” such shares, if possible, which means the firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; or
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in cases when echo voting is not possible, the firm may defer to ISS recommendations, abstain or vote in a manner the firm, in consultation with the General Counsel, believes to be in the best interest of the client.
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If the aforementioned options would not address or ameliorate the conflict or potential conflict, then the firm may abstain from voting, as described below.
Abstention
In recognition of its fiduciary obligations, the firm generally endeavors to vote the proxies it receives. However, the firm may abstain from voting proxies in certain circumstances. For example, the firm may determine that abstaining from voting is appropriate if voting is not in the best interest of the client. In addition to abstentions due to material conflicts of interest, situations in which we would not vote proxies might include:
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Circumstances where the cost of voting the proxy exceeds the expected benefits to the client
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Circumstances where there are significant impediments to an efficient voting process, including with respect to non-US issuers where the vote requires translations or other burdensome conditions
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Circumstances where the vote would not reasonably be expected to have a material effect on the value of the client’s investment.
Client-Specific Guidelines
From time to time, clients may prefer to elect alternative voting guidelines in cases where the guidelines previously outlined in this document do not align with the client’s investment or value objectives. The firm seeks to provide clients with the opportunity to have proxies voted in line with their values and objectives. Where a client desires to elect alternative voting guidelines, the firm will work with the client and ISS to identify appropriate alternative voting guidelines. Where no appropriate pre-defined alternative guidelines are available, the firm will endeavor to work with the client to define and set up guidelines to vote proxies on a case-by-case basis. If the firm has not previously implemented the alternative guidelines, members of the firm’s proxy voting committee will review the policy to ensure alignment with our fiduciary duty. The firm may recommend a departure from specific aspects of the selected policy’s guidelines when it deems such a departure to be in the client’s best interest.

Policy on Proxy Voting
Spectrum Asset Management, Inc.
For Investment Advisory Clients:
General Policy
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:
Standards:
Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:
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That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.
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That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
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That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.
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That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
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That Spectrum will implement a reasonable and sound basis to vote proxies.
Processes:
A. Following ISS’ Recommendations
Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.
From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.
B. Disregarding ISS’ Recommendations
Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against ISS Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the three categories below. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.
Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”
As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it. This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.
Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.
Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:
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Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
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Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
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Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).
In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:
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A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
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Publicly available information.
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Information generally known within Spectrum.
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Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.
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Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).
The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” - On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.
Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:
1.
Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000. Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).
2.
Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.
If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.
Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.
Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

Proxy Voting Guidelines
CATEGORY I: Routine Administrative Items
Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:
1.
selection of auditors
2.
increasing the authorized number of common shares
3.
election of unopposed directors
CATEGORY II: Special Interest Issues
Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.
CATEGORY III: Issues Having the Potential for Significant Economic Impact
Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.
1.
Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.
2.
Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.
3.
Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.
4.
Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.
5.
Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
6.
Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy
Report for Proxy Vote(s) Against ISS Recommendation(s)
This form should be completed in instances in which Spectrum Portfolio Manager(s) decide to vote against ISS recommendations.
1. Security Name I Symbol:

2. Issue up for vote:

3. Summary of ISS recommendation (see attached full ISS recommendation):

4. Reasons for voting against ISS recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No
Name of individual contacted:
Date:
7. Contacted other Spectrum portfolio managers who have position in same security:
Yes / No
Name of individual contacted:
Date:
8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:
Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

T. Rowe Price Associates, Inc. and Certain of its Investment Adviser Affiliates
Proxy Voting Policies and Procedures
Responsibility to Vote Proxies
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates 1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations.
It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Administration of Policies and Procedures
Environmental, Social and Governance Committee.
T. Rowe Price’s Environmental, Social and Governance Committee (“TRPA ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the TRPA ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the TRPA ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The TRPA ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

Proxy Voting Team.
The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team.
Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team.
Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the TRPA ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global.

Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the TRPA ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the TRPA ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the TRPA ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the TRPA ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPA ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies. 2
Reporting, Record Retention and Oversight
The TRPA ESG Committee, and certain personnel under the direction of the TRPA ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, TRPA ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM